                                                                     Rule 497(e)

                  -------------------------------------------

                           OFFITBANK High Yield Fund

                        OFFITBANK Emerging Markets Fund

                   OFFITBANK Latin America Total Return Fund

                      OFFITBANK California Municipal Fund

                       OFFITBANK New York Municipal Fund

                          ---------------------------

                                   PROSPECTUS

                               NOVEMBER 18, 1996

          THE

          [LOGO]INVESTMENT FUND, INC.

                  -------------------------------------------

       The OFFITBANK Investment Fund, Inc. currently offers five no-load mutual funds designed to meet a variety of investment objectives.

                  INVESTORS LOOKING TO BROADEN THE INVESTMENT
                 EXPOSURE IN THEIR PORTFOLIOS SHOULD CONSIDER:

                                High Yield Fund
                             Emerging Markets Fund
                        Latin America Total Return Fund

     INVESTORS SEEKING TO MAXIMIZE AFTER-TAX TOTAL RETURNS SHOULD CONSIDER:

                           California Municipal Fund
                            New York Municipal Fund

                  -------------------------------------------

                 The text above is not part of the Prospectus.

PROSPECTUS
THE [LOGO] INVESTMENT FUND, INC.
------------------------------------------------
INVESTMENT PORTFOLIOS:
[LOGO]HIGH YIELD FUND
          [LOGO]EMERGING MARKETS FUND
                    [LOGO]LATIN AMERICA TOTAL RETURN FUND
                              [LOGO]CALIFORNIA MUNICIPAL FUND
                                                   [LOGO]NEW YORK MUNICIPAL FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The OFFITBANK Investment Fund, Inc. (the "Company") is an open-end, management investment company offering five separate, no-load, non-diversified investment portfolios which each have a different investment objective. Each investment portfolio ("Fund") of the Company offers two classes of shares, Select Shares and Advisor Shares:

    The OFFITBANK HIGH YIELD FUND'S primary investment objective is high current income. Capital appreciation is a secondary objective.

    The OFFITBANK EMERGING MARKETS FUND'S investment objective is to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation.

    The OFFITBANK LATIN AMERICA TOTAL RETURN FUND'S investment objective is to maximize total investment return from a combination of capital appreciation and current income.

    The OFFITBANK CALIFORNIA MUNICIPAL FUND'S investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk.

    The OFFITBANK NEW YORK MUNICIPAL FUND'S investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk.

    Select Shares may be purchased from and redeemed through the Company's distributor. Advisor Shares must be purchased or redeemed through a Shareholder Servicing Agent, which is a financial institution that has entered into an agreement with the Company to provide various shareholder services to the beneficial owners of shares. Shares of each class of any Fund may be exchanged for shares of the same class of any other Fund.

    EACH FUND MAY INVEST IN HIGH YIELD, HIGH RISK DEBT SECURITIES WHICH ARE CONSIDERED SPECULATIVE AND SUBJECT TO CERTAIN RISKS. SEE "INVESTMENT OBJECTIVES AND POLICIES" AND "SPECIAL RISK CONSIDERATIONS". There can be no assurance that the Funds' investment objectives will be achieved.

    OFFITBANK serves as the Funds' investment adviser (the "Adviser"). The Adviser is a New York State chartered trust company which currently manages in excess of $7.6 billion in assets principally invested in global fixed income securities.

    The address of the Company is 125 W. 55th Street, New York, New York 10019. Yield and other information regarding the Funds may be obtained by calling the Company at 1-800-618-9510.

    This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Funds, contained in a Statement of Additional Information dated November 18, 1996, as it may be amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. INVESTORS ARE ADVISED THAT SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATES OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING.

                          ----------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          ----------------------------

November 18, 1996

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................     3
Expense Information.........................................     8
Financial Highlights........................................    10
Investment Objectives and Policies..........................    12
Other Investment Policies...................................    19
Special Risk Considerations.................................    27
Limiting Investment Risks...................................    36
Management..................................................    37
Dividends and Distributions.................................    40
Purchase of Shares..........................................    40
Redemption of Shares........................................    42
Shareholder Services........................................    44
Net Asset Value.............................................    44
Taxes.......................................................    44
Performance Information.....................................    48
The Transfer................................................    48
Additional Information......................................    49
Reports to Shareholders.....................................    49
Appendix A..................................................   A-1
Appendix B..................................................   B-1

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               PROSPECTUS SUMMARY

WHAT ARE THE FUNDS?

OFFITBANK High Yield Fund (the "High Yield Fund"), OFFITBANK Emerging Markets Fund (the "Emerging Markets Fund"), OFFITBANK Latin America Total Return Fund (the "Latin America Total Return Fund"), OFFITBANK California Municipal Fund (the "California Municipal Fund") and OFFITBANK New York Municipal Fund (the "New York Municipal Fund") (each a "Fund" and, collectively, the "Funds") are no-load, separate, non-diversified investment portfolios of The OFFITBANK Investment Fund, Inc. (the "Company"), an open-end management investment company incorporated in Maryland on September 8, 1993. Each Fund offers two classes of shares, Select Shares and Advisor Shares. See "What Classes of Shares does each Fund Offer?", below. As of the date of this Prospectus, the California Municipal Fund had not commenced investment operations. The Company is not authorized to engage in the business of banking.

WHAT ARE THE FUNDS' OBJECTIVES AND POLICIES?

The HIGH YIELD FUND'S primary investment objective is high current income. Capital appreciation is a secondary objective. The High Yield Fund invests, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities rated below investment grade, offering potential returns that are sufficiently high to justify the greater investment risks.

The EMERGING MARKETS FUND'S investment objective is to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in corporate and sovereign debt securities of emerging market countries. Under normal circumstances, the Emerging Markets Fund will invest at least 80% of its total assets in debt instruments denominated in any currency, including U.S. dollars, but may invest up to 20% of its total assets in equity securities. See "Limiting Investment Risks".

The LATIN AMERICA TOTAL RETURN FUND'S investment objective is to maximize total investment return from a combination of capital appreciation and current income. The Fund will seek to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in a combination of equity securities and debt securities (including convertible debt securities) of Latin American issuers (as defined in this Prospectus). While the relative portion of the Fund's total assets allocated between equity and debt securities of Latin American issuers will vary from time to time, depending on market conditions and investment opportunities, the Fund does not intend to invest more than 80% of its total assets in either asset class of securities at any one time.

The CALIFORNIA MUNICIPAL FUND'S investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from California State and local personal income taxes and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities (as defined in this Prospectus). The Fund may invest up to 20% of its total assets in non-municipal obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax.

The NEW YORK MUNICIPAL FUND'S investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest on which is exempt from New York State, New York City and City of Yonkers personal income taxes and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. In addition, at least 80% of the Fund's total assets will be invested in investment grade securities and at least 50% of the Fund's total assets will be invested in "high quality" securities. The Fund may invest up to 20% of its total assets in non-municipal obligations and all or a portion of the Fund's dividends may be subject to the federal alternative minimum tax.

WHO IS THE FUNDS' INVESTMENT ADVISER?

OFFITBANK (the "Adviser"), a New York State chartered trust company, provides investment advisory services to the Funds. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in global asset management and offers its clients a complete range of investments in capital markets throughout the world. The Adviser currently manages in excess of $7.6 billion in assets principally invested in global fixed income securities and serves as investment adviser to sixteen registered investment companies (or portfolios thereof). For its services as investment adviser, the Adviser is entitled to receive from each Fund a monthly fee based upon the average daily net assets of such Fund at the following annual rates: .85% for the first $200,000,000 of assets, .75% for the next $400,000,000 of assets and .65% for amounts in excess of $600,000,000 of assets in the case of the High Yield Fund;
 .90% for the first $200,000,000 of assets and .80% for amounts in excess thereof in the case of the Emerging Markets Fund; 1.00% in the case of the Latin America Total Return Fund; and .40% in the case of each of the California Municipal Fund and the New York Municipal Fund. The investment advisory fee for the High Yield, Emerging Markets and Latin America Total Return Funds is higher than that paid by most investment companies, but is comparable to that paid by other investment companies that have similar investment strategies. See "Management".

WHAT CLASSES OF SHARES DOES EACH FUND OFFER?

As of May 1, 1996, shares of any Fund outstanding were reclassified as "Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares", in addition to Select Shares. Select Shares and Advisor Shares have different expense levels. See "Expense Information".

HOW DO YOU PURCHASE AND REDEEM SHARES OF THE FUNDS?

Select Shares of the Funds may be purchased from the Company's distributor, OFFIT Funds Distributor, Inc., at the next determined net asset value per share. The minimum initial investment for Select Shares of each of the Funds is $250,000. The minimum for subsequent investments for Select Shares of each Fund is $10,000.

Advisor Shares must be purchased through a Shareholder Servicing Agent. Advisor Shares are subject to such investment minimums and other terms and conditions as may be imposed by Shareholder Servicing Agents from time to time.

The Company's officers are authorized to waive the minimum initial and subsequent investment requirements. See "Purchase of Shares". Each Fund has adopted a Plan of Distribution which permits the reimbursement by such Fund of distribution expenses with respect to each class of shares of the Fund on an annual basis. See "Management--Distributor".

Each Fund redeems shares on any business day at the next determined net asset value. There is no redemption fee charged by the Fund. The redemption price may be more or less than the purchase price. Advisor Shares must be redeemed through a Shareholder Servicing Agent. See "Redemption of Shares".

WHEN DO THE FUNDS PAY DIVIDENDS AND MAKE DISTRIBUTIONS?

The High Yield, California Municipal and New York Municipal Funds declare dividends daily and pay dividends monthly and the Emerging Markets and Latin America Total Return Funds declare dividends daily and pay dividends quarterly. Shareholders of each Fund will receive dividends in additional Fund shares of the same class or may elect to receive cash. It is anticipated that the expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ. See "Dividends and Distributions".

WHAT ARE THE SPECIAL RISK CONSIDERATIONS FOR INVESTORS IN THE FUNDS?

SHARE PRICE FLUCTUATIONS. Each Fund's net asset value and its share price will fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of the securities held by a Fund generally fluctuates, to varying degrees and depending on the objective and policies of the Fund, based on, among other things,

(1) interest rate movements and, for debt securities, their duration, (2) changes in the actual and perceived creditworthiness of the issuers of such securities, (3) changes in any applicable foreign currency exchange rates, (4) social, economic or political factors, (5) factors affecting the industry in which the issuer operates, such as competition or technological advances, and
(6) factors affecting the issuer directly, such as management changes or labor relations.

NON-U.S. ISSUERS. Individual foreign economies in general and those of Latin American and other emerging market countries in particular may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. A Fund's investments in foreign securities generally involve certain special risks and considerations not typically associated with investments in U.S. securities, including risks relating to (i) economic, political and social factors; (ii) more substantial government involvement in the economy; (iii) restrictions on foreign investment and repatriation of capital; (iv) foreign exchange matters, including fluctuations in the rate of exchange between the dollar and the applicable foreign currency, exchange control regulations and costs associated with conversion of investment principal and income from one currency to another;
(v) higher rates of inflation; and (vi) differences between the securities markets of the United States and those in other countries. Factors contributing to differences between the securities markets of the United States and those in other countries include greater price volatility, less liquidity and smaller market capitalization of the securities markets, the fact that a relatively small number of companies may represent a substantial portion of market capitalization, delays or other material difficulties in connection with clearance and settlement of securities transactions, the lack of sufficient capital to expand market operations, the possibility of permanent or temporary termination of trading, greater spreads between bid and ask prices for securities and the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements, such that certain material disclosures may not be made and less information may be available to investors investing in non-U.S. securities than to investors investing in U.S. securities, and less government supervision and regulation. See "Special Risk Considerations--Securities of Non-U.S. Issuers".

A Fund's participation in the currency, options and futures markets involves certain risks and transaction costs. Each of these risks generally is greater for investments in Latin America and emerging markets because of the special risks associated with investing in such markets. An investment in the Emerging Markets and Latin America Total Return Funds, and to the extent it invests in emerging markets securities, the High Yield Fund, should be considered speculative. Certain foreign countries may impose withholding taxes on income earned and/or gains realized by the Funds in connection with investments in such countries.

SOVEREIGN DEBT. Certain Funds may also invest in sovereign debt of emerging markets countries, including "Brady Bonds" which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. These securities involve a high degree of risk because the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt securities in which the Funds will invest are widely considered to have a credit quality below investment grade. As a result, such securities may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

MUNICIPAL OBLIGATIONS. The California Municipal and New York Municipal Funds invest primarily in municipal obligations. The Adviser believes that, in general, the secondary market for municipal obligations is less liquid than that for many taxable fixed income securities. Consequently, the ability of these Funds to buy and sell municipal obligations may be limited at any particular time and with respect to any particular securities. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of the Funds to recover payments of principal or interest on such securities.

All or a portion of each such Fund's dividends may be subject to alternative minimum tax. In addition, each such Fund may invest up to 20% of its respective assets in non-municipal obligations. Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of municipal obligations impose restrictions on the volume of municipal obligations qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the tax exempt securities available for purchase by such Funds and thus reduce available yield. Legislative proposals that may further restrict or eliminate the federal income tax exemption for interest on municipal obligations may be introduced in the future. See "Taxes".

Because the California and New York Municipal Funds intend to invest primarily in a portfolio of municipal obligations the interest on which is exempt from regular federal income taxes and from personal income taxes of the State of California or New York State, New York City and the City of Yonkers, as the case may be, they are more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated. See "Special Risk Considerations--Municipal Securities" in this Prospectus and "Special Factors Affecting California Municipal Securities" and "Special Factors Affecting New York Municipal Securities" in the related Statement of Additional Information.

CONVERTIBLE SECURITIES. Certain Funds may invest in convertible securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates and the yield of similar non-convertible securities, with investment value declining as interest rates increase and increasing as interest rates decline. The conversion value of a convertible security is influenced by changes in the market price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value, and the convertible security may sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. If no capital appreciation occurs on the underlying common stock, this premium may not be fully recovered.

As a result of the conversion feature, the interest rate or dividend preference on a convertible security, while generally offering a yield greater than that on the underlying common stock, is generally less than it would be if the security was not convertible. In addition, although the Adviser believes that convertible securities available in the market generally contain provisions adequate to protect the value of the securities from dilution, in the absence of adequate anti-dilution provisions dilution in the value of a Fund's holding may occur in the event the underlying stock is subdivided, additional securities are issued, a stock dividend is declared, or the issuer enters into another type of corporate transaction which increases its outstanding equity securities.

HIGH YIELD, HIGH RISK DEBT SECURITIES. All or a substantial portion of the securities purchased by the High Yield, Emerging Markets and Latin America Total Return Funds, and up to 20% of the total assets of the California Municipal and the New York Municipal Funds, may be high yield, high risk debt securities. Investment by the Funds in such securities involves a high degree of credit risk. Such investments are regarded as speculative by the major rating agencies.

NON-DIVERSIFIED FUNDS. Each Fund normally invests in a substantial number of issuers; however, each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and the value of its shares may fluctuate more than the shares of a diversified fund.

OTHER INVESTMENT POLICIES. In addition, prospective investors in the Funds should consider the following factors: (1) each Fund may invest in repurchase agreements, which entail a risk of loss should the seller default in its obligation to repurchase the security which is the subject of the transaction;
(2) each Fund may lend its investment securities, which entails a risk of loss should the borrower fail financially; (3) each Fund may purchase securities on a when-issued basis, which may decline or appreciate in market value prior to their actual delivery to the Fund; (4) each Fund may invest a portion of its assets in various types of derivative instruments (which, depending on the Fund, could include futures contracts, options on futures contracts and options on securities, currencies and indices), which entail certain costs and risks including imperfect correlation between the value of the security being hedged and the value of the particular derivative instrument, and the risk that a Fund could not close out a position in such a derivative instrument when it would be most advantageous to do so; (5) each Fund may invest in mortgage-backed and/or asset-backed securities, the value of which may be highly sensitive to interest rate changes; (6) each Fund may invest in structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency, all of which generally are subject to greater volatility than an investment directly in the underlying market or security; and (7) certain Funds may borrow money from banks for investment purposes, a speculative technique known as leveraging. See "Special Risk Considerations" for additional information regarding certain risks associated with investment in the Funds.

                              EXPENSE INFORMATION

    The following Expense Summary lists the costs and expenses that a shareholder can expect to incur as an investor in Select Shares or Advisor Shares of each Fund.

EXPENSE SUMMARY

                                                                                                SELECT       ADVISOR
                                                                                                SHARES       SHARES
                                                                                              -----------  -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of offering price).................       None         None
Sales Load Imposed on Reinvested Dividends..................................................       None         None
Redemption Fee..............................................................................       None         None
Exchange Fee................................................................................       None         None
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)

                                                                                                SELECT       ADVISOR
FUND                                                                                            SHARES       SHARES
--------------------------------------------------------------------------------------------  -----------  -----------
HIGH YIELD FUND
  Advisory Fee..............................................................................       0.80%        0.80%
  Rule 12b-1 Fees (after waiver)**..........................................................       0.00%        0.00%
  Other Expenses (after waivers)***.........................................................       0.25%        0.50%
                                                                                                  -----        -----
  Total Fund Operating Expenses (after waivers)+............................................       1.05%        1.30%
                                                                                                  -----        -----
                                                                                                  -----        -----
EMERGING MARKETS FUND
  Advisory Fee..............................................................................       0.90%        0.90%
  Rule 12b-1 Fees (after waiver)**..........................................................       0.00%        0.00%
  Other Expenses (after waivers)***.........................................................       0.60%        0.85%
                                                                                                  -----        -----
  Total Fund Operating Expenses (after waivers)+............................................       1.50%        1.75%
                                                                                                  -----        -----
                                                                                                  -----        -----
LATIN AMERICA TOTAL RETURN FUND
  Advisory Fee (after waiver)*..............................................................       0.00%        0.00%
  Rule 12b-1 Fees (after waiver)**..........................................................       0.00%        0.00%
  Other Expenses (estimated, after waivers)***..............................................       2.00%        2.25%
                                                                                                  -----        -----
  Total Fund Operating Expenses (after waivers)+............................................       2.00%        2.25%
                                                                                                  -----        -----
                                                                                                  -----        -----
CALIFORNIA MUNICIPAL FUND
  Advisory Fee (after waiver)*..............................................................       0.00%        0.00%
  Rule 12b-1 Fees (after waiver)**..........................................................       0.00%        0.00%
  Other Expenses (estimated, after waivers)***..............................................       0.55%        0.80%
                                                                                                  -----        -----
  Total Fund Operating Expenses (after waivers)+............................................       0.55%        0.80%
                                                                                                  -----        -----
                                                                                                  -----        -----
NEW YORK MUNICIPAL FUND
  Advisory Fee (after waivers)*.............................................................       0.00%        0.00%
  Rule 12b-1 Fees (after waiver)**..........................................................       0.00%        0.00%
  Other Expenses (estimated, after waivers and reimbursements)***...........................       0.55%        0.80%
                                                                                                  -----        -----
  Total Fund Operating Expenses (after waivers and reimbursements)+.........................       0.55%        0.80%
                                                                                                  -----        -----
                                                                                                  -----        -----

--------------
  * Reflects current waiver of advisory fee for the Latin America Total Return, California Municipal and New York Municipal Funds. The Adviser has agreed to voluntarily waive all or a portion of its advisory fee to the extent necessary to maintain the Total Fund Operating Expenses for such Funds at the level set forth in the table above through at least December 31, 1996. Absent such voluntary waiver, the ratio of advisory fee to average net assets would be 1.00% for the Latin America Total Return Fund, 0.40% for the California Municipal Fund and 0.40% for the New York Municipal Fund.

 ** Each Fund is authorized to spend, with respect to each class of its shares, up to 0.25% of net assets annually in accordance with a Plan of Distribution to reimburse its distributor for activities primarily intended to result in the sale of shares. The amounts set forth in the table above reflect the current waiver by the Distributor of its right to seek reimbursement under the Plan of Distribution with respect to each class of shares. Such waiver may be terminated at any time. See "Management--Distributor".

*** The Latin America Total Return Fund commenced investment operations on
    February 12, 1996 and the California Municipal Fund had not yet commenced investment operations as of the date of this Prospectus. The amount set forth for "Other Expenses" for such Funds is therefore based on estimates for the current fiscal year. "Other Expenses" for each of the Funds reflect current waivers of administration fees. Such waivers may be terminated at any time. In addition, the Adviser has agreed to reimburse the New York Municipal Fund, with respect to both classes of its shares, 0.21% for their "Other Expenses" for the year ending December 31, 1996. "Other Expenses" include audit, administration, custody, shareholder servicing, legal, registration, transfer agency and miscellaneous other charges. Absent the aforementioned waivers, the ratio of "Other Expenses" to average net assets would be (i) 0.33% and 0.58% for the Select Shares and Advisor Shares, respectively, of the High Yield Fund, (ii) 0.68% and 0.93% for the Select Shares and Advisor Shares, respectively, of the Emerging Markets Fund, (iii) 2.15% and 2.40% for the Select Shares and Advisor Shares, respectively, of the Latin America Total Return Fund, (iv) 0.70% and 0.95% for the Select Shares and Advisor Shares, respectively, of the California Municipal Fund and (v) 0.91% and 1.16% for the Select Shares and Advisor Shares, respectively, of the New York Municipal Fund.

  + Absent the voluntary waivers referred to above, the ratio of "Total Fund
    Operating Expenses" to average net assets would be (i) 1.38% and 1.63% for the Select Shares and Advisor Shares, respectively, of the High Yield Fund,
    (ii) 1.83% and 2.08% for the Select Shares and Advisor Shares, respectively, of the Emerging Markets Fund, (iii) 3.40% and 3.65% for the Select Shares and Advisor Shares, respectively, of the Latin America Total Return Fund,
    (iv) 1.35% and 1.60% for the Select Shares and Advisor Shares, respectively, of the California Municipal Fund and (v) 1.56% and 1.81% for the Select Shares and Advisor Shares, respectively, of the New York Municipal Fund.

For additional information with respect to the expenses identified in the table above, see "Management" in this Prospectus and "Management" and "Distributor" in the Statement of Additional Information.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                                                                                         NEW YORK
                          HIGH                    EMERGING               LATIN AMERICA               CALIFORNIA          MUNICIPAL
                       YIELD FUND               MARKETS FUND           TOTAL RETURN FUND           MUNICIPAL FUND          FUND
                ------------------------  ------------------------  ------------------------  ------------------------  -----------
                  SELECT       ADVISOR      SELECT       ADVISOR      SELECT       ADVISOR      SELECT       ADVISOR      SELECT
                  SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES       SHARES
                -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
1 year........   $      11    $      13    $      15    $      18    $      20    $      23    $       6    $       8    $       6
3 years.......   $      33    $      41    $      47    $      55    $      63    $      70    $      18    $      26    $      18
5 years.......   $      58    $      71    $      82    $      95           --           --           --           --           --
10 years......   $     128    $     157    $     179    $     206           --           --           --           --           --


                  ADVISOR
                  SHARES
                -----------
1 year........   $       8
3 years.......   $      26
5 years.......          --
10 years......          --

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND RATE OF RETURN, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes a 5% annual return, each Fund's actual performance will vary and may result in actual returns that are greater or less than 5%. The foregoing table has not been audited by the Funds' independent accountants.

Long-term shareholders in mutual funds with Rule 12b-1 fees may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS

The table below sets forth per-share data for a share of capital stock outstanding of the Funds and other selected information for the period ended June 30, 1996, the year ended December 31, 1995 and the period from commencement of investment operations to December 31, 1994. The information presented below for the periods ended December 31, 1995 and December 31, 1994, has been audited by Price Waterhouse LLP, the Company's independent accountants, whose unqualified opinion thereon is included in the Company's Annual Report and in the Statement of Additional Information, which are both available upon request and without charge. The information below should be read in conjunction with the financial statements and the related notes thereto, which are also contained in the Statement of Additional Information. Further information about the Company's performance is contained in its Annual Report. Financial highlights are not presented for Advisor Shares since no such shares were outstanding during the periods presented. As of the close of business on May 1, 1996, all existing shares of the Funds were reclassified as "Select Shares".

                                               HIGH YIELD FUND                                 EMERGING MARKETS FUND
                              -------------------------------------------------  -------------------------------------------------
                                  FOR THE                                            FOR THE
                                SIX MONTHS         FOR THE                         SIX MONTHS         FOR THE
                                   ENDED            YEAR            FOR THE           ENDED            YEAR            FOR THE
                                 JUNE 30,           ENDED        PERIOD ENDED       JUNE 30,           ENDED        PERIOD ENDED
                                   1996         DECEMBER 31,     DECEMBER 31,         1996         DECEMBER 31,     DECEMBER 31,
                                (UNAUDITED)         1995             1994*         (UNAUDITED)         1995             1994*
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
SELECTED PER-SHARE DATA:
Net Asset Value, Beginning
 of Period..................  $    9.92        $    9.25        $   10.00        $    9.91        $    8.84        $   10.00
                              ---------------  ---------------  ---------------    -------          -------          -------
Income (loss) from
 investment operations
  Net investment income.....       0.45             0.90             0.72             0.43             0.90             0.81
  Net realized and
   unrealized gains
   (losses).................      (0.12)            0.67            (0.75)            0.72             1.07            (1.16)
                              ---------------  ---------------  ---------------    -------          -------          -------
    Total from investment
     operations.............       0.33             1.57            (0.03)            1.15             1.97            (0.35)
                              ---------------  ---------------  ---------------    -------          -------          -------
Less dividends and
 distributions
  Dividends (from net
   investment income).......      (0.45)           (0.89)           (0.72)           (0.37)           (0.60)           (0.81)
  Distributions (from
   realized gains)..........         --            (0.01)              --               --               --               --
  Return of Capital.........         --               --               --               --            (0.30)              --
                              ---------------  ---------------  ---------------    -------          -------          -------
    Total dividends and
     distributions..........      (0.45)           (0.90)           (0.72)           (0.37)           (0.90)           (0.81)
                              ---------------  ---------------  ---------------    -------          -------          -------
Net Asset Value, End of
 Period.....................  $    9.80        $    9.92        $    9.25        $   10.69        $    9.91        $    8.84
                              ---------------  ---------------  ---------------    -------          -------          -------
                              ---------------  ---------------  ---------------    -------          -------          -------
Total Return+...............       3.36%           17.72%          (-0.27)%          11.65%           23.38%          (-3.82      )%
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
   (in thousands)...........  $ 623,237        $ 479,090        $ 222,317        $  89,058        $  49,250        $  28,117
  Ratio of Expenses to
   Average Net Assets.......       1.01%(1)(2)      1.05%(2)         1.14%(1)(2)      1.36%(1)(2)      1.50%(2)         1.50%(1)(2)
  Ratio of Net Income to
   Average Net Assets.......       9.08%(1)         9.38%            8.97%(1)         7.53%(1)         9.97%           10.39%(1)
  Portfolio Turnover Rate...         26%              34%              42%              55%              60%              47%

                                                            LATIN AMERICA
                                                          TOTAL RETURN FUND          NEW YORK MUNICIPAL FUND*
                                                          ------------------  --------------------------------------
                                                            FOR THE PERIOD         FOR THE
                                                                ENDED          SIX MONTHS ENDED     FOR THE PERIOD
                                                            JUNE 30, 1996       JUNE 30, 1996           ENDED
                                                             (UNAUDITED)         (UNAUDITED)      DECEMBER 31, 1995
                                                          ------------------  ------------------  ------------------
SELECTED PER-SHARE DATA:
Net Asset Value, Beginning of Period....................   $   10.00           $   10.47           $   10.00
                                                              ------             -------             -------
Income (loss) from investment operations
  Net investment income.................................        0.08                0.22                0.33
  Net realized and unrealized gain (losses).............        0.78               (0.23)               0.47
                                                              ------             -------             -------
    Total from investment operations....................        0.86               (0.01)               0.80
                                                              ------             -------             -------
Less dividends and distributions
  Dividends (from net investment income)................       (0.08)              (0.22)              (0.32)
  Distributions (from realized gains)...................          --                  --               (0.01)
                                                              ------             -------             -------
    Total dividends and distributions...................       (0.08)              (0.22)              (0.33)
                                                              ------             -------             -------
Net Asset Value, End of Period..........................   $   10.78           $   10.24           $   10.47
                                                              ------             -------             -------
                                                              ------             -------             -------
Total Return+...........................................        8.68%              (0.12)%              8.13%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in thousands)..............   $   4,959           $  18,689           $  12,516
  Ratio of Expenses to Average Net Assets...............        2.00%(1)(2)         0.55%(1)(2)         0.54%(1)(2)
  Ratio of Net Income to Average Net Assets.............        1.67(1)             4.23%(1)            4.20%(1)
  Portfolio Turnover Rate...............................          43%                 12%                 35%

------------------
* The High Yield Fund, the Emerging Markets Fund, the Latin America Total Return Fund and the New York Municipal Fund commenced operations on March 2, 1994, March 8, 1994, April 3, 1995 and February 12, 1996, respectively.

+ Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

(1)  Annualized.

(2) Reflects voluntary waivers of fees and reimbursement of expenses. Without such waivers and reimbursements, the ratios of expenses to average net assets would have been 1.09%, 1.13% and 1.22% for the High Yield Fund for the periods ended June 30, 1996, December 31, 1995, and December 31, 1994, respectively, 1.43%, 1.73% and 1.80% for the Emerging Markets Fund for the periods ended June 30, 1996, December 31, 1995, and December 31, 1994, respectively, 4.66% for the Latin America Total Return Fund for the period ended June 30, 1996, and 1.21% and 2.09% for the New York Municipal Fund for the periods ended June 30, 1996 and December 31, 1995, respectively.

This table does not include information with respect to the California Municipal Fund. As of the date of this Prospectus, the Fund had not yet commenced investment operations.

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and policies of the Funds are set forth below. The investment objective of each Fund is fundamental and may not be changed without the affirmative vote of a majority of its outstanding shares. Of course, there can be no assurance that these objectives will be achieved.

OFFITBANK HIGH YIELD FUND

    The High Yield Fund's primary investment objective is high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities (including debt securities, convertible securities and preferred stocks) which are lower rated or unrated at the time of investment. In addition, the Fund seeks to invest in debt securities which are (i) "seasoned" senior securities (as defined below) and offer sufficiently high potential yields to justify the greater investment risk, (ii) judged by the Adviser to be more creditworthy than generally perceived in the marketplace, or (iii) issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. The Fund seeks capital appreciation opportunities in those special situations in which an issuer's senior securities sell at a substantial discount in relation to their liquidation value, or in which the creditworthiness of an issuer is believed, in the judgment of the Adviser, to be improving. For purposes of this Prospectus, a "senior" security of an issuer is any security entitled to preference over the issuer's common stock in the distribution of income or assets upon liquidation.

    Securities offering the high yield and appreciation potential characteristics that the High Yield Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. The Adviser attempts to identify securities the underlying fundamentals of which are improving or are sufficiently strong to sustain the issuer. The Adviser also attempts to identify securities in which the asset values ultimately supporting the credit are sufficient so that attractive returns are achievable in the event of bankruptcy, reorganization or liquidation of the issuer. Some of the Fund's securities may be obtained as a result of the issuer's reorganization or may be in default or arrears.

    Through credit analysis, the Adviser seeks to protect principal and to minimize market and individual credit risk, as well as to identify opportunity for capital appreciation. In selecting a security for investment by the High Yield Fund, the Adviser considers the following factors, among others: (i) the current yield, the yield to maturity where appropriate, and the price of the security relative to other securities of comparable quality and maturity, (ii) the balance sheet and capital structure of the issuer, (iii) the market price of the security relative to its face value, (iv) the rating, or absence of a rating, by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Duff & Phelps Credit Rating Co. ("D&P"), (v) the variety of issuers and industries represented in the Fund's portfolio, and (vi) management of the issuer. Industry trends and fundamental developments that may affect an issuer are also analyzed, including factors such as liquidity, profitability and asset quality. The Adviser is free to invest in high yield, high risk debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.

    The High Yield Fund invests primarily in "seasoned" senior securities. The Fund defines a "seasoned" security as any security whose issuer has been operating in its current form for a considerable period of time. The Fund generally does not invest in original issue high yield securities of newly formed, highly leveraged corporations but reserves the right to do so. An additional risk associated with such investments is the unproven credit quality of newly formed corporations because of the lack of any operating history.

    The higher yields sought by the High Yield Fund are generally obtainable from non-investment grade securities (I.E., rated BB or lower by S&P or D&P, or Ba or lower by Moody's, or if unrated, of equivalent quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing or in default when purchased. See "Special Risk Considerations--High Yield, High Risk Debt Securities".

    Although the High Yield Fund's investments are primarily in U.S. corporate securities, it may also invest in foreign corporate debt securities, sovereign debt and mortgage-backed debt having many of the characteristics of its corporate portfolio. In addition, the High Yield Fund may invest in U.S. dollar denominated municipal obligations in seeking to achieve its investment objectives. Such investments may include municipal bonds issued at a discount, in circumstances where the Adviser determines that such investments would facilitate the High Yield Fund's ability to achieve its investment objectives. Dividends on shares attributable to interest on municipal securities held by the High Yield Fund will not be exempt from federal income taxes. The Adviser does not currently anticipate seeking investments in the common stock of any issuers. However, the Fund may acquire securities convertible into common stock or receive common stock in lieu of dividends, interest, or principal.

OFFITBANK EMERGING MARKETS FUND

    The investment objective of the Emerging Markets Fund is to provide a competitive total investment return by focusing on current yield and opportunities for capital appreciation. The Fund seeks to achieve its objective by investing primarily in corporate and sovereign debt instruments of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments, but may invest up to 20% of its total assets in equity securities. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank") or the International Finance Corporation, or is determined by the Adviser to have per capita gross domestic product below $7,500 (in 1994 dollars). Under normal circumstances, the Fund will be invested in at least three different countries. Subject to the restriction that the Fund will not invest 25% or more of its total assets in obligations issued by any one country, its agencies, instrumentalities or political subdivisions, there is no limit on the amount the Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country, in order to take advantage of what the Adviser believes to be favorable yields, currency exchange conditions or total investment return potential. The Fund's investments may be denominated in any currency, including U.S. dollars. See "Limiting Investment Risks".

    The Emerging Markets Fund is actively managed to seek to achieve competitive U.S. dollar total investment return while reducing relative volatility. The Fund attempts to benefit from investment opportunities deriving from long-term improving economic and political conditions, and other positive trends and developments in emerging market countries. Accordingly, the Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes. The continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in emerging market countries.

    An "emerging market country" debt instrument or equity security, as used in this Prospectus, means an instrument or security (a) of an issuer organized or with more than 50% of its business activities in such emerging market country,
(b) denominated in such country's currency or with a primary trading market in such emerging market country, (c) of a company which derives at least 50% of its gross revenues from goods produced, sales made, services performed or investments in such emerging market country, or (d) issued or guaranteed by the government of such emerging market country, its agencies, political subdivisions or instrumentalities, or the central bank of such country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to companies. See "Special Risk Considerations--Securities of Non-U.S. Issuers" and "--High Yield, High Risk Debt Securities".

    Through credit analysis, the Adviser seeks to protect principal and to minimize market and individual credit risk, as well as to identify opportunities for capital appreciation. In selecting particular debt instruments for the Emerging Markets Fund, the Adviser intends to consider factors such as liquidity, price volatility, tax implications, interest rate sensitivity, foreign currency exchange risks, counterparty risks and technical market considerations. The Adviser is free to invest in debt instruments of any maturity and duration and interest rates on such securities may be fixed or floating. Debt instruments in which the Fund may invest will not be required to meet a minimum rating standard and a substantial amount of such instruments are expected to be non-investment grade securities (I.E., rated BB or lower by S&P or D&P, or

Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing securities or securities in default when purchased. See "Special Risk Considerations--High Yield, High Risk Debt Securities".

    The Emerging Markets Fund may invest up to 20% of its total assets in common stocks, preferred stocks, detachable warrants and other equity securities that may or may not be listed or traded on a recognized securities exchange. The Fund intends that such investments in equity securities often will be related to the Fund's investments in debt instruments, such as those equity securities received upon the exercise of convertible debt instruments or attached warrants, or those equity securities acquired pursuant to investment opportunities deriving from the Fund's activities in emerging market debt markets. The equity securities purchased by the Fund may include American Depositary Receipts, European Depositary Receipts and interests in investment companies.

OFFITBANK LATIN AMERICA TOTAL RETURN FUND

    The Latin America Total Return Fund's investment objective is to maximize total investment return from a combination of capital appreciation and current income. The Fund will seek to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in a combination of equity securities and debt securities (including convertible debt securities) of Latin American issuers, as defined below. While the relative portion of the Fund's total assets allocated between equity and debt securities of Latin American issuers will vary from time to time, depending on market conditions and investment opportunities, the Fund does not intend to invest more than 80% of its total assets in either asset class of securities at any one time.

    The Latin America Total Return Fund is actively managed to seek to benefit from investment opportunities deriving from long-term improving economic and political conditions and other positive trends and developments in Latin American countries. Assets are strategically allocated between equity and fixed income securities. The Fund's equity strategy is "top down" oriented seeking to invest in those countries that offer the best economic growth perspectives. Stock selection is designed to identify companies in high growth industries that are attractively valued based on their future earnings potential. The fixed income component of the Fund is managed to seek to enhance current income and dampen volatility within the asset class. Accordingly, the Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes. The Adviser believes that the continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in Latin American countries.

    For purposes of this Prospectus, Latin American issuers are: (i) companies organized under the laws of a Latin American country; (ii) companies whose securities are principally traded in Latin American countries; (iii) subsidiaries of companies described in clause (i) or (ii) above that issue debt securities guaranteed by, or securities payable with (or convertible into) the stock of, companies described in clause (i) or (ii); (iv) companies that derive at least 50% of their revenues from either goods produced or services performed in Latin America or sales made in Latin America; and (v) the government of any Latin American country and its agencies and instrumentalities and any public sector entity fully or partly owned by any such government, agency or instrumentality. For purposes of this Prospectus, "Latin America" currently consists of the countries of Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, the Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela.

    The Latin America Total Return Fund's assets will be allocated among the countries in Latin America in accordance with the Adviser's judgment as to where the best investment opportunities exist. The Fund is not limited with respect to the proportion of its total assets that may be invested in the securities of issuers located in any one Latin American country.

    The governments of some Latin American countries, to varying degrees, have been engaged in programs of selling part or all of their stakes in government-owned or government-controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer investors opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. The ability of foreign persons, such as the Fund, to participate in privatizations in certain Latin American countries may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that privatization programs will continue or be successful.

    In selecting equity investments for the Fund, the Adviser seeks to identify and invest in companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Adviser will utilize internal financial, economic and credit analysis resources as well as information obtained from other sources. In selecting industries and companies for investment, the Adviser will consider factors such as overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation and management.

    Up to 80% of the total assets of the Fund may be invested at any one time in debt securities of Latin American issuers. In selecting particular debt securities for the Fund, the Adviser intends to consider the same factors as for the Emerging Markets Fund. All or a substantial amount of the debt securities in which the Fund may invest will be high yield, high risk debt securities which are unrated and comparable in quality to debt securities rated below investment grade (i.e., rated BB or lower by S&P and D&P, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities are considered to be speculative and involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than investment grade securities or securities of comparable value. Some of such investments may be non-performing securities or securities in default when purchased. See "Special Risk Considerations--High Yield, High Risk Debt Securities".

OFFITBANK CALIFORNIA MUNICIPAL FUND AND OFFITBANK NEW YORK MUNICIPAL FUND

    The California Municipal Fund's investment objective is to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The California Municipal Fund intends to invest, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest from which is exempt from California State and local personal income taxes ("California Municipal Securities") and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. California Municipal Securities are securities issued by the State of California and its various political subdivisions along with its agencies and instrumentalities and their various political subdivisions, and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands, and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to the federal alternative minimum tax.

    The New York Municipal Fund's investment objective is to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in a portfolio of municipal obligations, the interest on which is exempt from New York State, New York City and City of Yonkers personal income taxes ("New York Municipal Securities") and at least 80% of its total assets in obligations the interest on which is exempt from regular federal income taxes. New York Municipal Securities are securities issued by the State of New York and its various political subdivisions along with its agencies and instrumentalities and their various political subdivisions, and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands, and Guam and their various political subdivisions. All or a portion of the Fund's dividends may be subject to federal alternative minimum tax. "Municipal Securities" as used in this Prospectus shall be used as a general reference to California and New York Municipal Securities.

    Each such Fund intends that, under normal market conditions, at least 50% of its total assets will be invested in "high quality" securities. For purposes of this Prospectus, high quality securities are those which are rated AA or better by S&P or by Fitch Investors Service, Inc. ("Fitch"), or Aa or better by Moody's or, if unrated, are determined by the Adviser to be of comparable quality, at the time of investment. Furthermore, under normal market conditions, at least 80% of each Fund's total assets will be invested in securities that are rated investment grade or better, or, if unrated, are determined by the Adviser to be of comparable quality, at the time of investment. Therefore, a Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or which are unrated and determined by the Adviser to be of quality comparable to non-investment grade, at the time of investment. A Fund may retain in its portfolio any security whose rating (or quality as determined by the Adviser if such security is unrated) is downgraded after its acquisition by the Fund if the Adviser considers the retention of such security advisable. At no time, however, will more than 35% of a Fund's net assets consist of securities rated below investment grade or unrated securities determined by the Adviser to be of comparable quality. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of principal and interest, than higher rated securities. See "Special Risk Considerations-- High Yield, High Risk Debt Securities".

    Investment grade ratings in the case of municipal bonds are the four highest rating categories assigned by Moody's, S&P or Fitch, or determined by the Adviser to be of comparable quality. The four highest rating categories currently assigned by Moody's to municipal bonds are "Aaa", "Aa", "A" and "Baa"; the four highest rating categories assigned by S&P and Fitch to municipal bonds are "AAA", "AA", "A" and "BBB". A more complete description of the debt security ratings categories assigned by Moody's, S&P and Fitch is included in Appendix A to this Prospectus.

    Although municipal obligations rated in the fourth highest rating category by Moody's (I.E., "Baa") or S&P or Fitch (I.E., "BBB") are considered investment grade, they may be subject to greater risks than other higher rated investment grade securities. Municipal obligations rated "Baa" by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Municipal obligations rated "BBB" by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest. Obligations rated BBB by Fitch are deemed to be subject to an increased likelihood that their rating will fall below investment grade than higher rated bonds.

    Each such Fund's dollar-weighted average maturity is not expected to exceed ten years. Each Fund seeks to increase income and preserve or enhance total return by actively managing the average Fund maturity in light of market conditions and trends. Length of maturity influences sensitivity to interest rate changes, with the value of longer-maturity securities being generally more volatile than that of shorter-term securities. A Fund also may seek to hedge all or part of its assets against changes in securities prices by buying or selling interest rate futures contracts and options. The average portfolio maturity and duration, however, may be shortened from time to time depending on market conditions.

MUNICIPAL SECURITIES. Municipal Securities are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of Municipal Securities that may be held by each such Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. In addition, the interest on private activity bonds issued after August 7, 1986 is subject to the federal alternative minimum tax. The Funds will not be restricted with respect to the proportion of their assets that may be invested in private activity obligations. Accordingly, the Funds may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

    Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

    The types of Municipal Securities in which each such Fund may invest include the following:

        MUNICIPAL BONDS. Municipal bonds are debt obligations that are typically issued to obtain funds for various public purposes, such as construction of public facilities (E.G., airports, highways, bridges and schools). Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as twenty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Funds. Municipal bonds that may be purchased by the Funds include, but are not limited to:

           MORAL OBLIGATION SECURITIES. Moral obligation securities are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created that issuer.

           PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for such securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities.

           INSURED BONDS. Insured Municipal Securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a Fund to receive only the face or par value of the securities held by such Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

           RESOURCE RECOVERY BONDS. Resource recovery bonds may be general obligations of the issuing municipality or supported by project revenues or corporate or bank guarantees. The viability of the resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

        MUNICIPAL NOTES. Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. Municipal notes that may be purchased by the Funds include, but are not limited to:

           TAX ANTICIPATION NOTES. Tax anticipation notes ("TANs") are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such factors as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

           BOND ANTICIPATION NOTES. Bond anticipation notes ("BANs") are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to retire its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

           REVENUE ANTICIPATION NOTES. Revenue anticipation notes ("RANs") are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs.

           TANs, BANs and RANs may be general obligations of the issuer.

        FLOATING OR VARIABLE RATE OBLIGATIONS. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the interest rate thereunder to vary and provide for periodic adjustments in the interest rate. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

        CUSTODIAL RECEIPTS OR CERTIFICATES. Custodial receipts or certificates are undivided interests in underlying securities issued by a bank, insurance company or other financial institution which possesses such underlying securities. The issuer of the custodial receipts or certificates typically deposits the underlying securities in an irrevocable trust or custodial account with a custodian bank. The Funds may purchase participation certificates that represent interests in obligations that may otherwise be purchased by the Funds. A Fund's undivided interest in the underlying obligations is the proportion that the Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates, sometimes called tender option bonds, may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

        MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are entered into by a State or a political subdivision to finance the acquisition or construction of equipment, land or facilities. Municipal lease obligations do not constitute general obligations of the issuer and the interest on a municipal lease obligation may become taxable if the lease is assigned. If the governmental user does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligations and loss to the Funds. Disposition of the property in the event of foreclosure may prove difficult. The Funds may purchase unrated municipal lease obligations. In such case, the Company's Board of Directors will be responsible for determining the credit quality of such leases on an ongoing basis, including the assessment of the likelihood that the lease will not be cancelled. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

        VARIABLE RATE AUCTION SECURITIES AND INVERSE FLOATERS. Variable rate auction securities and inverse floaters are instruments created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable rate instruments. The interest rate on the variable rate auction portion reflects short-term interest rates, while the interest rate on the inverse floater portion is typically higher than the rate available on the original fixed-rate bond. Changes in the interest rate paid on the portion of the issue relative to short-term interest rates inversely affect the interest rate paid on the latter portion of the issue. The latter portion therefore is subject to greater price volatility than the original fixed-rate bond. Since the market for these instruments is new, the holder of one portion may have difficulty finding a ready purchaser. Depending on market availability, the two portions may be recombined to form a fixed-rate municipal bond.

        MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper that may be purchased by the Funds includes short-term obligations of a state, regional or local governmental entity. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, which may be unsecured, may be backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks or other institutions.

    From time to time, each such Fund may invest 25% or more of its assets in any obligations whose debt service is paid from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, a Fund may be more susceptible to a single economic, political or regulatory development than would a portfolio of securities with a greater variety of issuers. These developments include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.

    In California, municipal bonds may also be secured by property taxes in specially created districts (Mello-Roos bonds or Special Assessment bonds), tax allocations based on increased property tax assessments over a specified period, frequently for redevelopment projects, or specified redevelopment area sales tax allocations.

    Because the California Municipal and New York Municipal Funds will invest primarily in obligations issued by a single state (I.E., California and New York, respectively) and such state's counties, municipalities and other public authorities and their agencies and instrumentalities and their various political subdivisions, they are more susceptible to factors adversely affecting issuers of such obligations than a comparable municipal securities fund that is not so concentrated. See "Special Risk Considerations--Municipal Securities" in this Prospectus, and "Special Factors Affecting California Municipal Securities" and "Special Factors Affecting New York Municipal Securities" in the Statement of Additional Information for further information.

OTHER PERMITTED INVESTMENTS. Each such Fund may invest up to 35% of its assets in taxable obligations, including taxable high-quality short-term money market instruments in the following circumstances: (a) when, in the opinion of the Adviser, the inclusion of taxable securities will enhance the expected after-tax return of a Fund; (b) pending investment of the proceeds of sales of shares of a Fund or sales of portfolio securities; (c) pending settlement of purchases of portfolio securities; or (d) to maintain liquidity for the purpose of meeting anticipated redemptions or exchanges.

    Each Fund may invest in the following taxable high-quality short-term money market instruments: (i) obligations of the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"); (ii) commercial paper of issuers rated, at the time of purchase, "A-1" by S&P, "P-1" by Moody's, or "F-1" or better by Fitch or which if unrated, in the opinion of the Adviser, are of comparable quality; (iii) certificates of deposit, bankers' acceptances or time deposits of any bank whose long-term debt obligations have been rated "AAA" by S&P or "Aaa" by Moody's; and (iv) repurchase agreements with respect to such obligations.

    In addition, the California Municipal and New York Municipal Funds may, during seasonal variations or other shortages in the supply of suitable California Municipal Securities or New York Municipal Securities, as the case may be, invest more than 35% of its total assets in Municipal Securities issued by other states, their agencies or instrumentalities the interest on which is exempt from federal income tax, but not California or New York State and local personal income taxes, as the case may be, if, in the opinion of the Adviser, adverse conditions prevail in the market for California Municipal Securities or New York Municipal Securities (including conditions under which such obligations are unavailable for investment).

    To the extent that either Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other defensive purposes, its investment objective may not be achieved.

                           OTHER INVESTMENT POLICIES

GENERAL

    The Funds may utilize many of the same investment techniques and certain Funds may invest in similar securities. Investors should note, however, that the Funds will invest their assets in accordance with their respective investment objectives and policies described above. Accordingly, the Adviser expects that each Fund's investment portfolio will be distinct.

FOREIGN SECURITIES

    The High Yield, Emerging Markets and Latin America Total Return Funds may invest in securities of foreign issuers. Such investments may be denominated in foreign currencies. Thus, a Fund's net asset value will be affected by changes in exchange rates. See "Special Risk Considerations--Securities of Non-U.S. Issuers".

STRUCTURED PRODUCTS

    Each Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Funds may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

    The Funds may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Funds anticipate they will invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. Although a Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of each Fund's assets that may be used for borrowing and other leveraging activities.

    Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, each Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities".

DEPOSITORY RECEIPTS AND DEPOSITORY SHARES

    The High Yield, Emerging Markets and Latin America Total Return Funds may invest in American Depository Receipts ("ADRs") or other similar types of depository receipts or other similar securities, such as American Depository Shares, European Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, a Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that a Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Funds, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

CONVERTIBLE SECURITIES

    The High Yield, Emerging Markets and Latin America Total Return Funds may invest in convertible securities. The convertible securities that may be held by a Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic" convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

    The High Yield and Emerging Markets Funds have no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, such Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

LOAN PARTICIPATIONS AND ASSIGNMENTS

    The High Yield, Emerging Markets and Latin America Total Return Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a domestic or foreign entity and one or more financial institutions ("Lenders"). The majority of the Funds' investments in Loans in Latin America and other emerging markets are expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and such Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

    A Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to those securities for purposes of valuing such

Fund's portfolio and calculating its net asset value. Each Fund currently treats investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. See "Illiquid Securities" below. However, each Fund may revise its policy in the future based upon further review of the liquidity of Assignments and Participations. Any determination to treat an Assignment or Participation as liquid would be made based on procedures adopted by the Board of Directors.

MORTGAGE-RELATED SECURITIES

    Each Fund may invest in mortgage-related securities, consistent with its respective investment objectives and policies, that provide funds for mortgage loans made to residential home owners. These include securities, such as collateralized mortgage obligations and stripped mortgage-backed securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as a Fund) by various government, government-related and private organizations.

    The Adviser expects that government, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with each Fund's investment objectives and policies, consider making investments in such new types of securities.

ASSET-BACKED SECURITIES

    Certain Funds may invest in asset-backed securities in accordance with its respective investment objectives and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for a Fund.

    Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Additional Information on Portfolio Instruments--Asset-Backed Securities" in the Statement of Additional Information. The Funds will not limit their investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Funds' limitation on investment in illiquid securities.

LOANS OF PORTFOLIO SECURITIES

    Each Fund may lend its portfolio securities consistent with its investment policies. Each Fund may lend portfolio securities in an amount up to 30% of its total assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. Such loans will be against collateral, consisting of cash or securities which is equal at all times to at least 100% of the value of the securities loaned. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser's judgment, the income to be earned from the loans justifies the attendant risks. The voting rights, if any, associated with the loaned portfolio securities may pass to the borrower with the lending of the securities. The Fund's Directors will be obligated to call loans to vote proxies or otherwise obtain rights to vote or consent if a material event affecting such investment is to occur.

REPURCHASE AGREEMENTS

    Each Fund may purchase instruments from financial institutions, such as banks and U.S. broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS

    Each Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    The High Yield, Emerging Markets and Latin America Total Return Funds may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, if it enters into a contract for purposes of transaction hedges, position hedges or cross-hedges. Each Fund's custodian will place cash not available for investment or U.S. government securities or other high quality debt securities in a separate account having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such Fund's commitments with respect to such contracts. If the party with which a Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired. See Appendix B to this Prospectus and "Additional Information on Portfolio Instruments" in the Statement of Additional Information.

BRADY BONDS

    The High Yield, Emerging Markets and Latin America Total Return Funds may invest in "Brady Bonds", which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989. To date, over $154 billion (face amount) of Brady Bonds have been issued by the governments of fifteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

    Each such Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least six months of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.

SHORT SALES

    Each Fund may make short sales of securities "against the box". A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box", at the time of sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

BORROWING

    The Latin America Total Return, California Municipal and New York Municipal Funds are each authorized to borrow money from banks (denominated in any currency for the Latin America Total Return Fund) in an amount up to 25% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds of such borrowings for investment purposes. These Funds will borrow for investment purposes only when the Adviser believes that such borrowings will benefit the applicable Fund, after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies.

    Borrowing for investment purposes is known as leveraging, which is a speculative practice. Such borrowing creates the opportunity for increased net income and appreciation but, at the same time, involves special risk considerations. For example, leveraging will exaggerate changes in the net asset value of the applicable Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. By leveraging the Fund, changes in net asset value may be greater in degree than if leverage was not employed. If the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

    The Latin America Total Return, California Municipal and New York Municipal Funds may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the applicable Fund's total assets (including the amount borrowed).

WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS

    Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a forward commitment basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities at a set price with payment and delivery taking place beyond the normal settlement date, allow such Fund to lock in what the Adviser believes to be an attractive price or yield on a security it owns or intends to purchase or sell, regardless of future changes in interest rates or securities prices. No income accrues to the purchaser of a security on a when-issued or forward commitment basis prior to delivery. When a Fund purchases securities on a when-issued basis or engages in forward commitment transactions, it sets aside securities or cash with its custodian equal to the payment that will be due. Engaging in when-issued and forward commitment transactions can cause greater fluctuation in a Fund's net asset value and involves a risk that yields or prices available in the market on the delivery date may be more advantageous to such Fund than those received in each transaction.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS

    Each Fund may invest in zero coupon securities and debt securities (including for certain Funds convertible debt securities) acquired at a discount. A substantial portion of the Emerging Markets Fund's sovereign debt securities may be acquired at a discount. The Funds will only purchase such securities to the extent consistent with their respective investment objectives. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. The entire return of a zero coupon security consists of the amortization of discount. The High Yield, Emerging Markets and Latin America Total Return Funds also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The High Yield Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. The Emerging Markets and Latin America Total Return Funds may receive payments from pay-in-kind bonds in the form of both debt and equity securities provided that such equity securities do not cause each of these Funds to exceed their respective investment limitation in equity securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

    Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than does the value of ordinary interest-bearing debt securities with similar maturities. Under current federal income tax law, the Funds are required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Funds will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Funds may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. See "Taxes".

ILLIQUID SECURITIES

    No Fund will knowingly invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Funds may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. See "Additional Risk Considerations--Illiquid Securities" in the Statement of Additional Information.

OTHER INVESTMENT COMPANIES

    Each Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. Each Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. No Fund intends to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

FUTURE DEVELOPMENTS

    Each Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with a Fund's investment objectives and legally permissible for such Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES

    Each Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with each Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the High Yield, Emerging Markets and Latin America Total Return Funds temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of their respective assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of each Fund's investments may be made in the United States and denominated in U.S. dollars. The California and New York Municipal Funds may, for temporary defensive purposes, invest without limitation in taxable, high quality short term money market instruments if, in the opinion of the Adviser, adverse conditions prevail in the markets for California Municipal Securities or New York Municipal Securities (including conditions under which such obligations are unavailable for investment). Any net interest income derived from taxable securities and distributed by the California Municipal or New York Municipal Fund will be taxable as ordinary income when distributed.

    In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

HEDGING AND DERIVATIVES

    The High Yield, Emerging Markets and Latin America Total Return Funds may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. Each such Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. The California Municipal and New York Municipal Funds may, in order to further their investment objectives, purchase or sell futures contracts on (a) U.S. Government Securities and (b) municipal bond indices. Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Funds reserve the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. In addition, each such Fund may buy and sell interest rate futures contracts and options on interest rate futures contracts. The Funds will not engage in futures and options transactions for leveraging purposes. See "Special Risk Considerations--Hedging and Derivatives" and Appendix B to this Prospectus.

PORTFOLIO TURNOVER

    The Funds will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Because emerging markets can be especially volatile, securities of Latin American and other emerging market countries may at times be held only briefly. It is not anticipated that, under normal conditions, the portfolio turnover will not exceed the following rates in any one year: 75% for the High Yield Fund; 200% for the Emerging Markets Fund; 150% for the Latin America Total Return Fund and 60% for each of the California Municipal and New York Municipal Funds. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by each Fund and indirectly by each Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains; to the extent net capital gains are realized, any distributions derived from such gains on securities held for less than one year are taxable at ordinary income tax rates for federal income tax purposes. The portfolio turnover rate for the fiscal year ended December 31, 1995 was 34% for the High Yield Fund, 60% for the Emerging Markets Fund and 35% for the New York Municipal Fund. The portfolio turnover rate for the fiscal period ended December 31, 1994 was 42% for the High Yield Fund and 47% for the Emerging Markets Fund. See "Taxes" and "Portfolio Transactions" in the Statement of Additional Information.

                          SPECIAL RISK CONSIDERATIONS

GENERAL

    Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by each Fund generally fluctuates, to varying degrees and depending on the objectives and policies of the Fund, based on, among other things, (1) interest rate movements and, for debt securities, their duration,
(2) changes in the actual and perceived creditworthiness of the issuers of such securities, (3) changes in any applicable foreign currency exchange rates, (4) social, economic or political factors, (5) factors affecting the industry in which the issuer operates, such as competition or technological advances, and
(6) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that any Fund will achieve its investment objectives.

SECURITIES OF NON-U.S. ISSUERS

    Most of the Emerging Markets and Latin America Total Return Funds' assets will be invested in the securities of non-U.S. issuers. A portion of the High Yield Fund's assets may also be invested in the securities of non-U.S. issuers. Investors should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments of these Funds, and investment techniques in which they may engage involve risks, including those set forth below. There is generally no limit on the amount that the Emerging Markets Fund may invest in issuers located in any one country, or in securities denominated in the currency of any one country. Therefore, to the extent the Fund concentrates its investments in only a few countries, it may be more susceptible to factors adversely affecting particular countries than comparable funds that are not so concentrated.

    SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many countries in which the High Yield, Emerging Markets and Latin America Total Return Funds will invest, and the Latin American and other emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following: (i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and
(v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds' assets.

    Individual foreign economies in general and those of Latin American and other emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including Latin American and other emerging market countries, which could affect private sector companies and the Funds, and on market conditions, prices and yields of securities in the Funds' portfolios. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Funds. In the event of nationalization, expropriation or other confiscation, a Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

    INVESTMENT AND REPATRIATION RESTRICTIONS. Investment by the High Yield, Emerging Markets and Latin America Total Return Funds in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Funds. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions the Funds may, in certain countries, such as Mexico, invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Funds.

    The Funds could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, a Fund was unable to distribute substantially all of its net investment income and long-term capital gains within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), in which case it would become subject to U.S. federal income tax on all of its income and gains. See "Taxes".

    CURRENCY FLUCTUATIONS. Because the High Yield Fund may invest a portion of its assets, and the Emerging Markets and Latin America Total Return Funds may invest a substantial portion of their assets in the securities of non-U.S. issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Funds' investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of each Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

    The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

    Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

    INFLATION. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and Latin American and other emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

    MARKET CHARACTERISTICS; DIFFERENCES IN SECURITIES MARKETS. The securities markets in many countries, and in Latin American and other emerging market countries in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in Latin American and other emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Funds. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Funds' ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Funds' ability to acquire or dispose of securities at the price and time it wishes to do so.

    Many companies traded on securities markets in any foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

    Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and, in Latin American and other emerging market countries in particular, are less developed and less reliable than those in the United States and the Funds may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if such Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

    NON-U.S. SUBCUSTODIANS. Rules adopted under the 1940 Act permit the High Yield, Emerging Markets and Latin America Total Return Funds to maintain their non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Funds, in which event the Funds may be precluded from purchasing securities in which they would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the Commission are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Funds may make investments, there may be legal restrictions or limitations on the ability of the Funds to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

    GOVERNMENT SUPERVISION; LEGAL SYSTEMS. Disclosure and regulatory standards in certain foreign countries, including Latin American and other emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Funds to a risk of loss. Less information may be available to the Funds than with respect to investments in the United States and, in certain of these countries, less information may be available to the Funds than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

    FINANCIAL INFORMATION AND STANDARDS. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

HIGH YIELD, HIGH RISK DEBT SECURITIES

    GENERAL. The High Yield, Emerging Markets and Latin America Total Return Funds may invest all or substantially all of their respective assets, and the California Municipal and New York Municipal Funds may invest up to 20% of their total assets, in high yield, high risk debt securities. High yield, high risk debt securities are those debt securities rated below investment grade and unrated securities of comparable quality. They offer yields that fluctuate over time, but which generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also involve greater risks, including greater price volatility and a greater risk of default in the timely payment of principal and interest, than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Funds may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (I.E., rated C by Moody's or D by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining investment grade standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Funds with a commensurate effect on the value of their respective shares. Therefore, an investment in the Funds should not be considered as a complete investment program for all investors.

    The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher-rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value such Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect each Fund's ability to sell securities at their fair value. In addition, each of the Funds may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

    The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

    CORPORATE DEBT SECURITIES. The High Yield, Emerging Markets and Latin America Total Return Funds may invest in corporate debt securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

    Many fixed income securities, including certain U.S. corporate fixed income securities in which a Fund may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for such Fund.

    SOVEREIGN DEBT SECURITIES. The High Yield, Emerging Markets and Latin America Total Return Funds may invest in sovereign debt securities. Investing in sovereign debt securities will expose the applicable Funds to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries, including those in Latin America, that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

    The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

    As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Funds may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

    Sovereign obligors in developing and emerging countries, including those in Latin America, are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

    In addition to high yield foreign sovereign debt securities, the High Yield, Emerging Markets and Latin America Total Return Funds may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Securities of Non-U.S. Issuers", above.

MUNICIPAL SECURITIES

    CONCENTRATION. Because the California Municipal and New York Municipal Funds will invest primarily in obligations issued by the States of California and New York, respectively, and their agencies, instrumentalities and various political subdivisions, these Funds are more susceptible to factors adversely affecting issuers of such obligations than comparable municipal securities funds that are not so concentrated.

    CALIFORNIA ISSUERS. California is experiencing significant financial difficulties, which have reduced its credit standing. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be further reduced, the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected, and the income derived by the California Municipal Fund and its ability to preserve capital and liquidity could be adversely affected. See "Special Factors Affecting the California Municipal Fund" in the Statement of Additional Information for further information.

    NEW YORK ISSUERS. New York State, New York City and other issuers of New York Municipal Securities have, at various times in the past, encountered financial difficulties. A continuation or recurrence of the financial difficulties previously experienced by the issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities and the income derived by the Fund and its ability to preserve capital and liquidity could be adversely affected. See "Special Factors Affecting the New York Municipal Fund" in the Statement of Additional Information for further information.

    LIQUIDITY. The Adviser believes that, in general, the secondary market for municipal obligations is less liquid than that for most taxable fixed income securities. Consequently, the ability of each Fund to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of the Funds to recover payments of principal or interest on such securities.

    CALLABLE SECURITIES. Certain tax exempt securities which may be held by each such Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem tax exempt securities held by a Fund during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and may not be able to reinvest the proceeds in tax exempt securities providing as high a level of investment return as the securities redeemed. For additional considerations relating to the Funds' investments in tax-exempt securities, including investing in municipal leases, see "Investment Objectives and Policies" and "Additional Information on Portfolio Instruments" in the Statement of Additional Information.

    TAXES. All or a portion of the California Municipal or New York Municipal Fund's dividends may be subject to alternative minimum tax. In addition, each of these Funds may invest up to 20% of their respective assets in non-municipal obligations. Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of municipal obligations impose restrictions on the volume of municipal obligations qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the tax exempt securities available for purchase by the Funds and thus reduce available yield. Legislative proposals that may further restrict or eliminate the federal income tax exemption for interest on municipal obligations may be introduced in the future. See "Taxes".

CONVERTIBLE SECURITIES

    GENERAL. The High Yield, Emerging Markets and Latin America Total Return Funds may invest in convertible securities. Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

    Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. The Funds may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

    Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (I.E., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

    To the extent the conversion value of a convertible security increases to a point that approximates or exceeds it investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

    Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

    SYNTHETIC CONVERTIBLE SECURITIES. "Synthetic" convertible securities are created by combining separate securities that possess the two principal characteristics of a true convertible security, I.E., fixed income ("fixed income component") and the right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or NASDAQ-listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

    A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value. See "--Hedging and Derivatives" below for a discussion of call options and stock index call options.

    A synthetic convertible security differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed income component and its convertibility component. For this reason, the values of a synthetic convertible security and a traditional convertible security will respond differently to market fluctuations.

    More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to a traditional convertible security. Alternatively, the character of a synthetic convertible security allows the combination of components representing distinct issuers which will be used when the Adviser believes that such a combination would better promote a Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased or sold separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

    A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.

SHORT SALES

    Short sales by the Funds involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Funds are permitted to engage in short sales only with respect securities related to those in their portfolios. The Adviser therefore expects that if the price of the securities a Fund is required to replace in connection with a short sale increases, the value of the related securities in the Fund's portfolio will also increase, although not necessarily in the same proportion. The Funds' ability to make short sales will be limited by the requirement that not more than 30% of any Fund's gross income may be derived from the sale or disposition of securities held for less than three months to maintain such Fund's status as a regulated investment company under the Code. See "Taxes".

NON-DIVERSIFIED FUNDS

    Each Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Each Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. Thus, a Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities.

HEDGING AND DERIVATIVES

    Each of the Funds may be authorized to use a variety of investment strategies described below to hedge various market risks (such as, to the extent applicable, interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase the Fund's income or gain. Limitations on the portion of a Fund's assets that may be used in connection with the investment strategies described below are set out in Appendix B to this Prospectus.

    A Fund may (if and to the extent so authorized and consistent with the Fund's objective and policies) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Derivatives"). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

    Hedging and Derivatives may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. A Fund may use any or all types of Hedging and Derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Derivatives will be a function of numerous variables, including market conditions. The ability of a Fund to utilize Hedging and Derivatives successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund's securities. None of the Funds is a "commodity pool" (I.E., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for BONA FIDE hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that a Fund may enter into futures contracts or options thereon for purposes other than BONA FIDE hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of such Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Derivatives will require that a Fund segregate cash, U.S. government securities or other liquid assets to the extent such Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Risks associated with Hedging and Derivatives are described in Appendix B to this Prospectus. A detailed discussion of various Hedging and Derivatives including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions also appears in Appendix B.

    To the extent a Fund conducts Hedging and Derivatives outside the United States, such transactions may be subject to political, economic and legal risks that are distinct from domestic transactions. Such risks are similar to those applicable to investment in foreign securities described under "Securities of Non-U.S. Issuers" above.

                           LIMITING INVESTMENT RISKS

    To further protect investors, the Funds have adopted the following investment limitations:

            1.
           No Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; and provided further, that, with respect to the California Municipal Fund and the New York Municipal Fund, there is no limitation with respect to obligations issued or guaranteed by any state, territory or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

            2.
           The High Yield and Emerging Markets Funds may not borrow money (except that they may enter into reverse repurchase agreements)
    except from banks for temporary or emergency purposes; PROVIDED, that (a) the amount of such borrowing may not exceed 20% of the value of the High Yield or Emerging Markets Funds total assets, as the case may be, and (b) the High Yield and Emerging Markets Funds will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of such Funds' total assets. The Latin America Total Return Fund may borrow money from banks and enter into reverse repurchase agreements in an aggregate amount up to 25% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing. The California Municipal and New York Municipal Funds may not borrow money, except (a) from banks or by entering into reverse repurchase agreements, in aggregate amounts not exceeding 25% of the value of its total assets at the time of such borrowing and (b) in amounts not exceeding 5% of the value of its total assets at the time of such borrowing for temporary or emergency purposes (including for clearance of securities transactions or payment of redemptions or dividends). For purposes of the California Municipal and New York Municipal Funds' investment limitation, the term "total assets" shall be calculated after giving effect to the net proceeds of any borrowings and reduced by any liabilities and indebtedness other than such borrowings.

            3.
           None of the Funds may invest an amount equal to 15% or more of the current value of their net assets in investments that are illiquid.

    The foregoing investment limitations and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of each of the Funds that may be changed only when permitted by law and approved by the holders of a "majority" of such Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or in the Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the relevant Fund will not be considered a violation; PROVIDED, that the restrictions on borrowing described in (2) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any particular Fund (E.G., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of that Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                   MANAGEMENT

    The business and affairs of the Funds are managed under the general direction and supervision of the Company's Board of Directors. The Funds' day-to-day operations are handled by the Company's officers.

INVESTMENT ADVISER

    OFFITBANK (the "Adviser") provides investment advisory services to the Funds pursuant to Investment Advisory Agreements with the Company (the "Advisory Agreements"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Funds. The Advisory Agreements provide that, as compensation for services, the Adviser is entitled to receive from each Fund a monthly fee at the following annual rates based upon the average daily net assets of such Fund: .85% for the first $200,000,000 of assets, .75% for the net $400,000,000, and .65% for amounts in excess of $600,000,000 in the case of the High Yield Fund; .90% for the first $200,000,000 of assets and .80% for amounts in excess thereof in the case of the Emerging Markets Fund; 1.00% for the Latin America Total Return Fund and 0.40% for each of the California Municipal and New York Municipal Funds.

    The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in global asset management and offers its clients a complete range of investments in capital markets throughout the world. The Adviser currently manages in excess of $7.6 billion in assets and serves as investment adviser to sixteen registered investment companies (or portfolios thereof). The principal business address of the Adviser is 520 Madison Avenue, New York, New York 10022.

    PORTFOLIO MANAGERS. Stephen T. Shapiro serves as the portfolio manager for the High Yield Fund. Mr. Shapiro is a Managing Director of the Adviser and has been associated with the Adviser since 1983. Dr. Wallace Mathai-Davis and Richard M. Johnston serve as portfolio managers of the Emerging Markets Fund. Dr. Mathai-Davis is a Managing Director of the Adviser and has been associated with the Adviser since 1986. Mr. Johnston is a Managing Director of the Adviser and has been director of Latin American investments since 1992. From 1988 to 1992, Mr. Johnston was Vice President, International Corporate Finance, at Salomon Brothers Inc. Mr. Johnston and Eric H. Anderson serve as the portfolio managers of the Latin America Total Return Fund. Before joining the Adviser in 1994, Mr. Anderson was Vice President and Director of Research at Afin Casa de Bolsa, SA de CV, Mexico City and Afin Securities, New York, from 1992 to 1994. From 1986 to 1992, Mr. Anderson was a senior investment analyst and a senior audit analyst for Teachers Insurance and Annuity Association.

    Carolyn N. Dolan, Joan Dougherty and John H. Haldeman, Jr. serve as portfolio managers for the California Municipal and New York Municipal Funds. Ms. Dolan has been with the Adviser since 1983 with responsibilities for the Adviser's tax sensitive and cross market portfolios. Ms. Dougherty joined the Adviser in 1994 as its Director of Municipal Research. From 1986 through 1993, Ms. Dougherty served as Vice President and Manager with Moody's Investors Service, Inc. in the Public Finance Department. Mr. Haldeman has been with the Adviser since 1988 with responsibilities in fixed income portfolio management, specializing in municipal securities.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

    Furman Selz LLC ("Furman Selz") currently serves as the Company's administrator and generally assists the Company in all aspects of its administration and operation. As compensation for its administrative services, Furman Selz receives a monthly fee based upon an annual rate of .15% of the aggregate average daily net assets of the Funds. On June 28, 1996 Furman Selz and BISYS Group, Inc. ("BISYS") announced a definitive agreement which provides for Furman Selz to transfer its mutual fund business to BISYS. BISYS, headquartered in Little Falls, New Jersey, supports more than 5,000 financial institutions and corporate clients through two strategic business units. BISYS Information Services Group provides image and data processing outsourcing, and pricing analysis to more than 600 banks nationwide. BISYS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration, and recordkeeping services in partnership with banking institutions and investment management companies. At a meeting of the Board of Directors of the Company held on September 26, 1996 the Directors reviewed and approved a new Administration Agreement with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, and a new Transfer Agency Agreement and a Fund Accounting Agreement with BISYS Fund Services, Inc. Both BISYS companies have their principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. While the transition to BISYS will be accomplished in several stages, it is anticipated that the entire transition will be complete by January 1, 1997.

    The Chase Manhattan Bank ("Chase") serves as custodian of the assets of the Emerging Markets Fund and the Latin America Total Return Fund. The principal address of Chase is 4 MetroTech Center, Brooklyn, New York 11245. The Bank of New York ("BONY") serves as custodian of the assets of the High Yield Fund, the California Municipal Fund and the New York Municipal Fund. The principal address of BONY is 48 Wall Street, New York, New York 10286. BISYS Fund Services, Inc. provides transfer agency and dividend disbursing services for the Funds. The principal business address of the transfer agent is 3435 Stelzer Road, Columbus, Ohio 43219.

    A further discussion of the terms of the Company's administrative, custody and transfer agency arrangements is contained in the Statement of Additional Information.

DISTRIBUTOR

    Shares in each Fund are sold on a continuous basis by the Company's distributor, OFFIT Funds Distributor, Inc. (the "Distributor"), which is currently a wholly-owned subsidiary of Furman Selz. The Distributor's principal offices are currently located at 230 Park Avenue, New York, New York 10169, and will relocate to 3435 Stelzer Road, Columbus, Ohio 43219, by January 1, 1997.

    Solely for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of its shares, each Fund is authorized to spend up to 0.25% of its net assets annually with respect to each class of shares of the Fund in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders.

    Although it is anticipated that some promotional activities will be conducted on a Company-wide basis, payments made by the Funds under the Plan will generally be used to finance the distribution of shares of the Funds. Expenses incurred in connection with Company-wide activities may be allocated pro rata among all portfolios and classes of the Company on the basis of their relative net assets. Allocation of expenses on the basis of relative net assets may result in the subsidization by larger portfolios or classes of the distribution of shares of smaller portfolios or classes.

SHAREHOLDER SERVICING AGENTS

    Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to Advisor Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor Shares. Such services may include, among other things: assisting in aggregating and processing purchase, exchange and redemption transactions; placing net purchase and redemption orders with the Company's distributor; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; processing dividend payments; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts, as necessary; providing periodic statements showing a customer's positions in the Funds; transmitting, on behalf of the Company, proxy statements, annual reports, updating prospectuses and other communications from the Company to the shareholders of the Funds; and receiving, tabulating and transmitting to the Company proxies executed by shareholders with respect to meetings of shareholders of the Fund. Customers may have or be given the right to vote shares held of record by Shareholder Servicing Agents.

    For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to
 .25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investment of customer assets in each Fund's Advisor Shares.

REGULATORY MATTERS

    OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

    Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in this Prospectus with respect to the Company without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

    If the Adviser were prohibited from performing the services described in this Prospectus with respect to the Funds, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

OTHER INFORMATION CONCERNING FEES AND EXPENSES

    All or part of the fees payable by any or all of the Funds to the organizations retained to provide services for the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders.

    Except as noted below, OFFITBANK and Furman Selz (and BISYS after completion of the transition discussed above) bear all expenses in connection with the performance of their advisory and administrative services. The Company bears the expenses incurred in its operations, including: organizational expenses; taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the Commission; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities, and reimburses the Company's distributor for certain expenses incurred by it in connection with activities primarily intended to result in the sale of shares of any of the Funds. The Latin America Total Return Fund shall bear its own organizational expenses and each Fund bears other expenses directly attributable to that Fund. Other expenses of the Company are allocated among the Company's investment portfolios and classes thereof based on their relative net assets. Expenses are allocated to a particular class of a portfolio based on either expenses identifiable to the class or relative net assets of the class and other classes of the portfolios.

                          DIVIDENDS AND DISTRIBUTIONS

    The High Yield, California Municipal and New York Muncipal Funds declare dividends of substantially all of their net investment income daily and pay dividends monthly and the Emerging Markets and Latin America Total Return Funds declare dividends daily and pay dividends quarterly. Each Fund distributes, at least annually, substantially all net capital gains, if any, earned by such Fund. Each Fund will inform shareholders of the amount and nature of all such income or gains.

    Dividends are paid in the form of additional shares of the same class of the same Fund, unless the shareholder of record has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to such Fund's transfer agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to investors whether received in cash or in additional shares of a Fund. It is anticipated that expenses incurred by each class of shares of each Fund will differ and, accordingly, that the dividends distributed with respect to each class will differ.

    Shares purchased will begin earning dividends on the business day on which federal funds are available in payment for such shares. Shares redeemed will earn dividends through the date of redemption. Net investment income of the Funds for a Saturday, Sunday or a holiday will be declared as a dividend on the prior business day. Investors who redeem all or a portion of a Fund's shares prior to a dividend payment date will receive all dividends declared but unpaid on those shares at the time of their redemption.

                               PURCHASE OF SHARES

SELECT SHARES

    Select Shares of each Fund may be purchased at the net asset value per share next determined after receipt of the purchase order. See "Net Asset Value".

INITIAL INVESTMENTS BY WIRE

    Subject to acceptance by the Company, Select Shares of each Fund may be purchased by wiring federal funds ($250,000 minimum) to Huntington National Bank (see instructions below). A completed Account Application should be forwarded to the Company at the address noted below under "Initial Investments by

Mail" in advance of the wire. For each Fund, notification must be given to the Company at 1-800-618-9510 prior to 4:00 p.m., New York time, on the business day prior to the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

       Huntington National Bank
       41 South High Street
       Columbus, Ohio
       ABA# 044000024
       Account # 01899607163
       F/B/O The OFFITBANK Investment Fund, Inc.
       Ref. (Fund Name and Account Number)

    Federal funds purchases will be accepted only on a day on which the Company and Huntington National Bank are open for business.

INITIAL INVESTMENTS BY MAIL

    Subject to acceptance by the Company, an account may be opened by completing and signing an Account Application and mailing it to the Company at the address noted below, together with a check ($250,000 minimum) payable to The OFFITBANK Investment Fund, Inc.:

       The OFFITBANK Investment Fund, Inc.
       P.O. Box 182493
       Columbus, Ohio 43218-2493

    The Fund(s) to be purchased should be designated on the Account Application. Subject to acceptance by the Company, payment for the purchase of Select Shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Company's custodian bank by a Federal Reserve Bank) before acceptance by the Company. No third party endorsed checks or foreign checks will be accepted.

ADDITIONAL INVESTMENTS

    Additional investments may be made at any time (minimum investment $10,000) by purchasing Select Shares of any Fund at net asset value by mailing a check to the Company at the address noted under "Initial Investments by Mail" (payable to The OFFITBANK Investment Fund, Inc.) or by wiring monies to the custodian bank as outlined above. For each Fund, notification must be given to the Company at 1-800-618-9510 prior to 4:00 p.m., New York time, on the business day prior to the wire date.

SHAREHOLDER ORGANIZATIONS

    Select Shares of the Company's Funds may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Funds through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Company does not pay to or receive compensation from Shareholder Organizations for the sale of Select Shares. The Company's officers are authorized to waive the minimum initial and subsequent investment requirements.

IRA ACCOUNTS

    The Company has available a form of Individual Retirement Account ("IRA") which may be obtained from the Distributor that permits the IRA to invest in Select Shares of the Funds. The minimum investment for all such retirement plans is $250,000. Investors desiring information regarding investments through IRAs should write or telephone the Company at 1-800-618-9510.

ADVISOR SHARES

    All purchase orders for Advisor Shares must be placed through a Shareholder Servicing Agent. Orders for purchases of Advisor Shares will be executed at the net asset value per share next determined after an order has been transmitted to and accepted by the Company's distributor. Advisor Shares are subject to such investment minimums and other terms and conditions as may be imposed by Shareholder Servicing Agents from time to time. Shareholder Servicing Agents may offer additional services to their customers. For further information as to how to direct a Shareholder Servicing Agent to purchase Advisor Shares of any Fund on his/her behalf, a customer should contact his/her Shareholder Servicing Agent or the Company's distributor.

OTHER PURCHASE INFORMATION

    The Company reserves the right, in its sole discretion, to suspend the offering of shares of its Funds or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Company.

    Purchases of a Fund's shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

                              REDEMPTION OF SHARES

SELECT SHARES

    Select Shares of each Fund of the Company may be redeemed by mail, or, if authorized, by telephone. No charge is made for redemptions. The value of Select Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

BY MAIL

    Each Fund will redeem its Select Shares at the net asset value next determined after the request is received in "good order". The net asset values per share of the Company's Funds are determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange, Inc. (the "NYSE"), the Company is open for business. Requests should be addressed to The OFFITBANK Investment Fund, Inc., P.O. Box 182493, Columbus, Ohio 43218-2493.

    Requests in "good order" must include the following documentation:

       (a) the share certificates, if issued;

       (b) a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

       (c) any required signature guarantees (see "Signature Guarantees" below); and

       (d) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

SIGNATURE GUARANTEES

    To protect shareholder accounts, the Funds and the transfer agent from fraud, signature guarantees are required to enable the Funds to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact the Company at 1-800-618-9510 for further details.

BY TELEPHONE

    Provided the Telephone Redemption Option has been authorized, a redemption of Select Shares may be requested by calling the Company at 1-800-618-9510 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. Select Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option or the Telephone Exchange Option (as described below) is authorized, the Company and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Company or its transfer agent to be genuine. The transfer agent's records of such instructions are binding and shareholders, not the Company or its transfer agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or its transfer agent to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

SYSTEMATIC WITHDRAWAL PLAN

    An owner of Select Shares with a net asset value of $10,000 or more shares of a Fund may elect to have periodic redemptions made from his/her account to be paid on a monthly, quarterly, semiannual or annual basis (the "Systematic Withdrawal Plan," or the "Plan"). The maximum withdrawal per year under the Systematic Withdrawal Plan is 12% of the account value at the time of the election. A number of Select Shares sufficient to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making payments under the Systematic Withdrawal Plan may reduce or even exhaust the account. A shareholder may request that the payments under the Plan be sent to a predesignated bank or other designated party.

ADVISOR SHARES

    All redemption orders for Advisor Shares must be placed through a Shareholder Servicing Agent in accordance with instructions or limitations pertaining to an investor's account with his/her Shareholder Servicing Agent. Redemption orders for Advisor Shares are effected at the net asset value next determined after the order is received by the Company's distributor. While no redemption fee is imposed by the Funds, Shareholder Servicing Agents may charge their customers' accounts for redemption services. A customer should contact his/her Shareholder Servicing Agent or the Company's distributor for further information regarding redemption of Advisor Shares, including the availability of wire or telephone redemption privileges, or whether the customer may elect to participate in a systematic withdrawal plan.

FURTHER REDEMPTION INFORMATION

    Redemption proceeds for shares of the Company recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

    Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the Commission.

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Company to make payment wholly or partly in cash, the Company may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by a Fund in lieu of cash in conformity with applicable rules of the Commission. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

    Shares of each class of any Fund may be exchanged for shares of the same class of any other Fund or for shares of the same class of the Company's other portfolios based on the respective net asset values of the shares involved. The exchange privilege is only available, however, with respect to the Funds or portfolios that are registered for sale in a shareholder's state of residence. In addition, with respect to Select Shares, shareholders must transfer a minimum of $50,000 of assets between Funds or portfolios for each transfer. The Company imposes no exchange fees. Exchange requests with respect to Select Shares should be sent to The OFFITBANK Investment Fund, Inc., P.O. Box 182493, Columbus, Ohio 43218-2493 or, if the Telephone Exchange Option has been authorized, by calling the Company at 1-800-618-9510. See "Redemption of Shares--By Telephone" above. Shareholders should note that an exchange between Funds or portfolios is considered a sale and purchase of shares for tax purposes. A shareholder who holds Advisor Shares should consult his/her Shareholder Servicing Agent to determine the availability of and terms and conditions imposed on exchanges with the other Funds and portfolios of the Company.

TRANSFER OF REGISTRATION

    The registration of Company shares may be transferred by writing to The OFFITBANK Investment Fund, Inc., P.O. Box 182493, Columbus, Ohio 43218-2493. As in the case of redemptions, the written request must be received in good order as defined above.

                                NET ASSET VALUE

    The net asset value per share for each class of shares of each Fund is calculated once daily at 4:00 p.m., New York time, Monday through Friday, except on days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas or on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The net asset value per share for each class of shares of each Fund is determined as of the close of regular trading on the NYSE and is computed by dividing the value of the net assets attributable to each class of such Fund by the total number of shares of the class of the Fund outstanding. Equity securities held by a Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation.

    Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities quoted in foreign currencies initially will be valued in the currency in which they are denominated and then will be translated into U.S. dollars at the prevailing foreign exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                                     TAXES

    Each Fund intends to qualify for taxation as a regulated investment company ("RIC") under the Code, and the California Municipal and the New York Municipal Funds intend to satisfy conditions under the Code that will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of each such Fund, to qualify as "exempt-interest dividends" when distributed to such Fund's shareholders. Under the Code, such dividends are exempt from regular federal income taxes. If so qualified, each Fund will not be subject to federal income taxes with respect to net investment income and net realized long-term capital gains, if any, that are distributed to its shareholders, provided that the Fund distributes each taxable year (i) at least 90% of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid), and (ii) at least 90% of the excess of its tax-exempt interest income net of certain deductions allocable to such income. Each Fund will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code, applicable to regulated investment companies generally will be applied to each Fund separately, rather than to the Company as a whole. In addition, net realized long-term capital gains, investment company taxable income and operating expenses will be determined separately for each Fund. Dividends, either in cash or reinvested in shares, paid by a Fund from net investment income will be taxable to shareholders as ordinary income.

    Whether paid in cash or additional shares of a Fund, and regardless of the length of time the shares in such Fund have been owned by the shareholder, distributions from long-term capital gains are taxable to shareholders as such. Shareholders are notified annually by the Company as to federal tax status of dividends and distributions paid by a Fund. Such dividends and distributions may also be subject to state and local taxes.

    Exchanges and redemptions of shares in a Fund are generally taxable events for federal income tax purposes. Individual shareholders may also be subject to state and local taxes on such exchanges and redemptions.

    Each Fund intends to declare and pay dividends and capital gains distributions so as to avoid imposition of a non-deductible 4% federal excise tax. To do so, each Fund intends to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98% of its capital gains net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending October 31st, (iii) 98% of its net foreign exchange income and (iv) 100% of any undistributed ordinary or capital gain net income from the prior calendar year. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by a Fund (and received by the shareholders) on December 31 of the year declared.

    A Fund may be subject to certain taxes imposed by foreign countries with respect to dividends, capital gains and other income. If a Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% in value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, which for this purpose should include obligations issued by foreign governmental issuers, a Fund may elect to treat any foreign income taxes paid by it that can be treated as income taxes under U.S. income tax regulations as paid by its shareholders. The Emerging Markets and Latin America Total Return Funds expect to qualify for this election. Each of these Funds may make such an election in a taxable year in which it is qualified to make the election. For any year that a Fund makes such an election, an amount equal to the foreign income taxes paid by a Fund that can be treated as income taxes under U.S. income tax principles will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to credit the amount included in his income against his U.S. tax liabilities, if any, or to deduct such amount from his U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount that will be available for deductions or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. No deductions for foreign taxes may be claimed, however, by non-corporate shareholders (including certain foreign shareholders as described below) who do not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his entire taxable income. For this purpose, the Fund expects that the capital gains its distributes to its shareholders, whether dividends or capital gain distributions, will generally not be treated as foreign source taxable income. If the Fund makes this election, a shareholder will be treated as receiving foreign source income in an amount equal to the sum of his proportionate share of foreign income taxes paid by the Fund and the portion of dividends paid by the Fund representing income earned from foreign sources. This limitation must be applied separately to certain categories of income and the related foreign taxes.

    Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities will be subject to a 30% withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or the income is "effectively connected" with a U.S. trade or business. Generally, subject to certain exceptions, capital gain dividends paid to non-resident shareholders or foreign entities will not be subject to U.S. tax. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

    If a Fund purchases shares in "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additionally, charges in the nature of interest may be imposed on either a Fund or its shareholders with respect to deferred taxes arising from excess distributions or gains. Alternatively, a Fund may be able to elect to treat the PFIC as a "qualified electing fund" and the Fund would instead be required to annually include in income a portion of the ordinary earnings and net capital gains of the PFIC regardless of whether distributed. Such amounts would be subject to the 90% and calendar year RIC distribution requirements. While it is possible that the Funds may invest in PFICs, it is not anticipated such investments would be material.

    A Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.

CALIFORNIA AND NEW YORK MUNICIPAL FUNDS

    Although exempt-interest dividends paid by the California Municipal and New York Municipal Funds may be excluded by shareholders of such Funds from their gross income for regular federal income tax purposes, under the Code all or a portion of such dividends may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "ACE" adjustment for purposes of determining the amount of corporate alternative minimum tax or (iii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. Moreover, receipt of exempt-interest dividends from each Fund may affect the federal tax liability of certain foreign corporations, S Corporations and insurance companies. Furthermore, under the Code, interest on indebtedness incurred or continued to purchase or carry portfolio shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.

    Each Fund may each hold without limit certain private activity bonds issued after August 7, 1986. Shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26% or 28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax and environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

    Each Fund intends that substantially all dividends and distributions it pays to its shareholders will be designated as exempt-interest dividends and as such will be exempt from regular federal income taxes. However, to the extent each Fund earns ordinary income from taxable investments or gains attributable to accrued market discount or realizes capital gains, some portion of its dividends and distributions may not qualify as exempt-interest dividends and may be subject to regular federal income taxes.

    The exemption of exempt-interest dividend income from regular federal income taxation does not necessarily result in similar exemptions for such income under the income or other tax laws of state or local taxing authorities. In general, states exempt from state income tax only that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of obligations issued by that state or its political subdivisions and instrumentalities and other obligations exempt from state taxation by federal law.

    A notice detailing the tax status of dividends and distributions paid by each of the Funds will be mailed annually to each Fund's shareholders. As part of this notice, the Fund will report to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.

    CALIFORNIA STATE TAXATION. If at the close of each quarter of the California Municipal Fund's taxable year at least 50% of the value of the Fund's total assets consists of obligations of California issuers, shareholders of the Fund who are subject to California personal income tax will not be subject to such tax to the extent that distributions from the Fund are attributable to tax-exempt interest from such California issuer obligations and other obligations exempt from state taxation by federal law. If such distributions are received by a corporation subject to California franchise tax, however, the distributions will be includable in its gross income for purposes of determining its California franchise tax. Corporations subject to California corporate income tax may, in certain circumstances, be subject to such tax with respect to distributions from the California Municipal Fund. Shares of the Fund will be exempt from local property taxes in California.

    To the extent shareholders are obligated to pay state or local taxes other than to California, dividends received from the Fund may be subject to such taxation.

    NEW YORK STATE AND LOCAL TAXATION. Exempt-interest dividends paid to shareholders of the New York Municipal Fund will not be subject to New York State and New York City personal income taxes to the extent they represent interest income directly attributable to federally tax-exempt obligations of the State of New York and its political subdivisions and instrumentalities and other obligations exempt from state taxation by federal law. The Fund intends that substantially all of the dividends it designates as exempt-interest dividends will also be exempt from New York State and New York City personal income taxes. To the extent shareholders are obligated to pay state or local taxes other than to New York, dividends received from the Fund may be subject to such taxation. Similarly, exempt-interest dividends paid to shareholders who are residents of Yonkers will not be subject to the City of Yonkers personal income tax surcharge, except and to the extent they are subject to the New York State personal income tax on such income.

    Corporate shareholders subject to New York State franchise tax or New York City general corporation tax will be required to include all dividends received from the Fund (including exempt-interest dividends) as net income subject to such taxes. Furthermore, for purposes of calculating a corporate shareholder's liability for such taxes under the alternative tax base measured by business and investment capital, such shareholder's shares of the Fund will be included in computing such shareholder's investment capital.

    Shareholders will not be subject to the New York City unincorporated business tax solely by reason of their ownership of shares in the Fund. If a shareholder is subject to the New York City unincorporated business tax, income and gains derived from the Fund will be subject to such tax, except for exempt-interest dividend income that is directly attributable to interest on New York Municipal Securities. Shares of the Fund will be exempt from local property taxes in New York State and New York City.
                          ----------------------------

    Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. Investors should consult their tax advisers concerning a prospective investment in the Fund.

                            PERFORMANCE INFORMATION

    From time to time the Funds may advertise certain information about their performance. The Funds may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. With respect to the High Yield Fund, standardized total return figures may include the performance of the predecessor Partnership to the Fund, as described below and in the Statement of Additional Information. Nonstandardized total return may differ from the standardized total return in that it may be related to a nonstandard period or be presented in the aggregate rather than as an annual average. In addition, the Funds may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in a Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Total return and yield quotations are computed separately for each class of shares of a Fund. Each Fund presents performance information for each class of shares commencing with the Fund's inception (or the inception of the Partnership with respect to the High Yield Fund). Performance information for each class of shares may also reflect performance for time periods prior to the introduction of such class, and the performance for such prior time periods will not reflect any fees and expenses payable by such class that were not borne by the Fund prior to the introduction of such class. The California Municipal and New York Municipal Funds may also present from time to time their respective tax-equivalent yields. The tax-equivalent yield is calculated by determining the portion of yield which is tax-exempt and by calculating the equivalent taxable yield and adding to such amount any fully taxable yield.

    The performance of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia and Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as BUSINESS WEEK, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, MONEY, THE WALL STREET JOURNAL, BARRON'S, CHANGING TIMES, MORNINGSTAR, MUTUAL FUND VALUES, U.S.A. TODAY OR THE NEW YORK TIMES or other industry or financial publications.

    A FUND'S PERFORMANCE INFORMATION IS HISTORICAL, WILL FLUCTUATE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information.

                                  THE TRANSFER

    On March 1, 1994, the High Yield Fund exchanged its shares (now Select Shares) for portfolio securities of The Senior Securities Fund, L.P. (the "Partnership"), a Delaware limited partnership, after which the Partnership dissolved and distributed shares of the High Yield Fund received pro rata to its partners. Following this transfer (the "Transfer"), partners of the Partnership who participated in the Transfer constituted all of the shareholders of the High Yield Fund, except for shares representing seed capital contributed to the Fund by the Distributor. No gain or loss was recognized by the Partnership or the participating partners upon the Transfer. As stated above, the investment performance of the High Yield Fund may include the performance of the Partnership. The investment objective and policies of the High Yield Fund are in all material respects equivalent to those of the Partnership. While the High Yield Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the Fund is subject to certain restrictions on its investment activities under the 1940 Act and the Code to which the Partnership was not subject. Had the Partnership been registered under the 1940 Act and subject to the provisions of the Code, its investment performance may have been adversely affected. Operating expenses incurred by the High Yield Fund may be higher than expenses that would have been incurred by the Partnership had it continued to operate as a private investment partnership. Past performance of the High Yield Fund (including the performance of the Partnership) should not be interpreted as indicative of the High Yield Fund's future performance.

                             ADDITIONAL INFORMATION

ORGANIZATION AND CAPITAL STOCK

    The Company was incorporated under the laws of the State of Maryland on September 8, 1993. The Company operates as an open-end investment company and is not authorized to engage in the business of banking. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. The Company's Articles of Incorporation, together with Articles Supplementary, currently authorize the issuance of eight classes of shares, corresponding to shares of OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund, OFFITBANK Investment Grade Global Debt Fund, OFFITBANK Global Convertible Fund, OFFITBANK Latin America Total Return Fund, OFFITBANK National Municipal Fund, OFFITBANK California Municipal Fund and OFFITBANK New York Municipal Fund. Effective May 1, 1996, all of the outstanding shares of each of the Funds were reclassified as "Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares." The per-share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of different fees or expenses payable by the classes and the allocation of certain class-specific expenses to the appropriate class to which such expenses apply. The Company's Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios or additional classes of shares of the Funds.

    Holders of a Fund's shares will vote in the aggregate, and not by series or class, with shareholders of the Company's other current and future portfolios on all matters, except where voting by portfolio or class is required by law or where the matter involved affects only one portfolio or class. Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940 Act), the Company is not required and does not currently intend to hold annual meetings of shareholders for the election of directors. Shareholders, however, do have the right to call for a meeting to consider the removal of one or more of the Company's directors if such a request is made, in writing, by the holders of at least 10% of the Company's outstanding voting securities. A more complete statement of the voting rights of shareholders is contained in the Statement of Additional Information.

    All shares of the Company, when issued, will be fully paid and nonassessable.

COUNSEL

    Simpson Thacher & Bartlett (a partnership which includes professional corporations), New York, New York, serves as counsel to the Company.

                            REPORTS TO SHAREHOLDERS

    Each Fund sends shareholders semi-annual and audited annual reports, each of which include listings of investment securities held by each Fund at the end of the period covered. In an effort to reduce the Funds' printing and mailing costs, the Funds may consolidate the mailing of their semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record would receive a single copy of each report. When a Fund's annual report is combined with the Prospectus into a single document, the Fund will mail the combined document to each shareholder to comply with legal requirements. Any shareholder who does not want this consolidation to apply to his or her account should contact the Company or the Funds' transfer agent.

                                                                      APPENDIX A

                                    RATINGS

    The following is a description of certain ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co. ("D&P") and Fitch Investors Service Inc. ("Fitch") that are applicable to certain obligations in which certain of the Company's Funds may invest.

MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

    B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

    Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca--Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S MUNICIPAL NOTE RATINGS

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MOODY'S COMMERCIAL PAPER RATINGS

    Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by leading market positions in well-established industries, high rates or return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

    Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P CORPORATE AND MUNICIPAL BOND RATINGS

    AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

    A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

    BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    D--Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

S&P MUNICIPAL NOTE RATINGS

    Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest. Notes rated SP-3 have a speculative capacity to pay principal and interest.

    Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

    A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B--Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

    C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

FITCH MUNICIPAL BOND RATINGS

    AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

    A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    BB--Bonds rated BB by Fitch are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

    B--Bonds rated B by Fitch are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC--Bonds rated CCC by Fitch have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC--Bonds rated CC by Fitch are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C--Bonds rated C by Fitch are in imminent default in payment of interest or principal.

    DDD-DD-and D--Bonds rated DDD, DD or D by Fitch are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

FITCH'S COMMERCIAL PAPER RATINGS

    F-1+--Exceptionally strong quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1--Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

    F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+" or "F-1".

D&P CORPORATE BOND RATINGS

    AAA--Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

    AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

    A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

    BBB--Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

    BB--Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

    B--Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

    CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

    DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

    The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

D&P COMMERCIAL PAPER RATINGS

    Duff 1+--Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of trusts, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

    Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

    Duff 1--High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection facts. Risk factors are very small.

    Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

    Duff 3--Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

    Duff 4--Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

    Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

    Bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

    After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. However, the Adviser will consider such event in its determination of whether such Fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P or D&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                                                      APPENDIX B

                            HEDGING AND DERIVATIVES

    Each Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Derivatives"). The description of each Fund indicates which, if any, of these types of transactions may be used by such Fund.

    A detailed discussion of Hedging and Derivatives follows below. No Fund which is authorized to use any of these investment strategies will be obligated, however, to pursue any of such strategies and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Commission, the CFTC, the Code or its investment objectives and policies, a Fund may utilize, without limitation, Hedging and Derivatives. See "Additional Information Concerning Taxes" in the Statement of Additional Information.

GENERAL CHARACTERISTICS OF OPTIONS

    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Derivatives involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts".

    A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

    OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

    A Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:
(1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

    The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

    Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

    Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the Commission, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

    If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

    If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

    Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

    If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

    A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

    No Fund will enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts".

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

    If and to the extent authorized to do so, a Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

    If and to the extent authorized to do so, a Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". A Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

    Except as provided in this Prospectus, a Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

    A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

    Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors". If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts".

COMBINED TRANSACTIONS

    If and to the extent authorized to do so, a Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Derivatives, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

    A Fund may be authorized to enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. An index swap is an agreement to exchange cash flows on a national principal amount based on changes in the values of the reference index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

    Provided the contract so permits, a Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

    The liquidity of swap agreements will be determined by the Adviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

    Each Fund will maintain cash and appropriate liquid assets (I.E., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

EURODOLLAR INSTRUMENTS

    If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

    Hedging and Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

    The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

    Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

    Losses resulting from the use of Hedging and Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Derivatives had not been used.

RISKS OF HEDGING AND DERIVATIVES OUTSIDE THE UNITED STATES

    When conducted outside the United States, Hedging and Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

    Use of many Hedging and Derivatives by a Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to a Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

    OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although a Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

    In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents or other liquid assets. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

    Hedging and Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                      THE OFFITBANK INVESTMENT FUND, INC.

-----------------------------------------------------------------------------

OFFICERS AND DIRECTORS
Morris W. Offit
CHAIRMAN OF THE BOARD, PRESIDENT AND
DIRECTOR

Edward J. Landau
DIRECTOR

The Very Reverend
James Parks Morton
DIRECTOR

Wallace Mathai-Davis
SECRETARY AND TREASURER

John J. Pileggi
ASSISTANT TREASURER

Sheryl Hirschfeld
ASSISTANT SECRETARY

INVESTMENT ADVISER
OFFITBANK
520 Madison Avenue
New York, NY 10022-4213

DISTRIBUTOR
OFFIT Funds Distributor, Inc.
230 Park Avenue
New York, NY 10169
3435 Stelzer Road
Columbus, Ohio 43219
(After January 1, 1997)

CUSTODIANS
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245
OFFITBANK EMERGING MARKETS FUND
OFFITBANK LATIN AMERICA TOTAL RETURN FUND

The Bank of New York
48 Wall Street
New York, NY 10286
OFFITBANK HIGH YIELD FUND
OFFITBANK CALIFORNIA MUNICIPAL FUND
OFFITBANK NEW YORK MUNICIPAL FUND

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017-3909

ADMINISTRATOR
BISYS Fund Services
125 W. 55th Street
New York, NY 10019

TRANSFER AND DIVIDEND
DISBURSING AGENT
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

                      The OFFITBANK Investment Fund, Inc.
                     125 W. 55th Street, New York, NY 10019
                                 (212) 758-9600

OF1196